PROSPECTUS
May 1, 2007

Protective Premiere Protector
Protective Premiere Provider
Protective Premiere I
Individual Flexible Premium Variable and Fixed Life Insurance Policies

Issued by
Protective Variable Life Separate Account
and
Protective Life Insurance Company
2801 Highway 280 South
Birmingham, Alabama 35223
Telephone: (800) 265-1545

This Prospectus describes the Premiere Protector individual flexible premium variable and fixed life insurance policies (each, a “Policy”) issued by Protective Life Insurance Company (the “Company” or “Protective Life”). The Policy may be issued to individuals or groups. The Policy is designed to provide insurance protection on the life of the Insured  named in the Policy.

This prospectus also describes the Premiere Provider which was offered by Protective in most states prior to December 2003. Prior to May 1, 2001, the Premiere I Policy was also available in most states. Information specific to the Premiere I Policy is included in Appendix A of this prospectus.

References in this prospectus to the Policy will also refer to the Premiere Provider and Premiere I Policy unless the context otherwise requires.

This Prospectus sets forth basic information about the Policy and the Variable Account that a prospective investor should know before investing. You should consider the Policy in conjunction with other insurance you own. It may not be advantageous to replace existing insurance with the Policy, or to finance the purchase of the Policy through a loan or through withdrawals from another policy. Additional fees and charges may apply. Please read this Prospectus and the Statement of Additional Information carefully before you invest.

You have the flexibility to vary the amount and timing of premium payments and your coverage will stay in force as long as sufficient Surrender Value is maintained. The Policy Value and, in certain circumstances, the Death Benefit will fluctuate with the investment performance of the investment options you select. Within certain limits, you may return the Policy.

You have a number of investment choices in this Policy. You may allocate your Policy’s value to the Fixed Account, which credits a specified rate of interest (where we bear the investment risk), or among 47 variable investment options (where you have the investment risk) with Funds from:

•       Goldman Sachs Variable Insurance Trust

•       Van Kampen Life Investment Trust

•       The Universal Institutional Funds, Inc.

•       MFS® Variable Insurance Trust

•       Oppenheimer Variable Account Funds

•       Fidelity® Variable Insurance Products Funds

•       Lord Abbett Series Fund, Inc.

•       Franklin Templeton Variable Insurance Products Trust

A prospectus for each of the Funds available through the Variable Account contains comprehensive information about each Fund. Please read these documents before investing and save them for future reference.

Please note that the Policies and/or the Funds:

•      are not guaranteed to provide any benefits;

•      are not insured by the FDIC or any other government agency;

•      are not bank deposits or other obligations of a bank and are not bank guaranteed; and

•      are subject to risks, including loss of the amount invested, tax risks and Policy Lapse.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved the Policy or determined that this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Policies (except for Policies issued in certain states) include an arbitration provision that mandates resolution of all disputes arising under the Policy through binding arbitration. This provision is intended to restrict an Owner’s ability to litigate such disputes.

Table of Contents

Policy Benefits/Risks Summary	3
Policy Benefits	3
Policy Risks	6
Fund Risks	7
Fee Table	8
The Policy	17
Premiums	18
Calculation of Policy Value	20
Death Benefit Proceeds	22
Transfers of Policy Value	26
Surrenders and Withdrawals	30
Policy Loans	30
Suspension or Delays in Payments	32
Policy Lapse and Reinstatement	33
The Company and the Fixed Account	34
The Variable Account and the Funds	35
Goldman Sachs Variable Insurance Trust	37
Van Kampen Life Investment Trust	39
The Universal Institutional Funds, Inc.	39
MFS® Variable Insurance Trust	38
Oppenheimer Variable Account Funds	39
Fidelity® Variable Insurance Products Funds	36
Lord Abbett Series Fund, Inc.	38
Franklin Templeton Variable Insurance Products Trust	36
Charges and Deductions	43
Tax Considerations	49
Supplemental Riders and Endorsements	53
Exchange Privilege	54
Effects of the Exchange Offer	57
Use of the Policy	57
State Variations	58
Sale of the Policies	58
Legal Proceedings	60
Arbitration	60
Financial Statements	60
Glossary	61
Statement of Additional Information Table of Contents	63
Appendix A	A-1
Appendix B	B-1
Appendix C	C-1
Appendix D	D-1

POLICY BENEFITS/RISKS SUMMARY

This summary describes the Policy’s important benefits and risks. The sections in the Prospectus following this summary discuss the Policy’s benefits and other provisions in more detail. The Glossary at the end of this Prospectus defines certain words and phrases used in this Prospectus.

The Policy is an individual flexible premium variable and fixed life insurance policy for individuals and certain groups.

For more specific information regarding the Premiere I Policy, see Appendix A.

Purposes of the Policy

The Policy is designed to be a long-term investment providing insurance benefits. You should consider the Policy in conjunction with other insurance policies you own, as well as your need for insurance and the Policy’s long-term potential. It may not be advantageous to replace existing insurance coverage with the Policy. In particular, replacement should be carefully considered if the decision to replace existing coverage is based solely on a comparison of policy illustrations.

Policy Benefits

Flexibility

The Policy is designed to be flexible to meet your specific life insurance needs. You have the flexibility to choose the investment options and premiums you pay.

•       Investment Options.   You may invest in your choice of up to 47 different investment options, as well as a Fixed Account, within your Policy.

•       Premium Payments.   You have the flexibility to choose how you pay premiums. You choose a planned premium when you purchase the Policy. You may change your planned premium, or pay additional premium any time, subject to certain limitations.

Death Benefit

If the Insured dies while the Policy is in force, we pay a Death Benefit to your beneficiary. The Death Benefit Proceeds generally pass to the beneficiary free of federal and state income tax at the death of the Insured. The calculation of the Death Benefit depends on the Death Benefit Option you selected and the federal tax compliance test applicable to the Policy (either Guideline Premium Limitation test or the Cash Value Accumulation test).

Under the Guideline Premium Limitation test, you select one of two Death Benefit Options:

•       Death Benefit Option A (Level) is equal to the greater of:

•        The current Face Amount; or

•        A specified percentage of the Policy Value as indicated on a table set forth in the Policy.

•       Death Benefit Option B (Increasing) is equal to the greater of:

•        The current Face Amount plus the Policy Value; or

•        A specified percentage of the Policy Value as indicated on a table set forth in the Policy.

Under the Cash Value Accumulation test, you select one of two Death Benefit Options:

•       Death Benefit Option A (Level) is equal to the greater of:

•        The current Face Amount; or

•        The minimum death benefit described below.

•       Death Benefit Option B (Increasing) is equal to the greater of:

•        The current Face Amount plus Policy Value; or

•        The minimum death benefit described below.

The minimum death benefit is the amount of level death benefit that the Policy Value would purchase if paid as a net single premium at such time.

The Death Benefit is reduced by any money you owe us, such as outstanding loans or liens (i.e., payments made under an accelerated death benefit rider or endorsement), interest on loans or liens, or unpaid charges. You may change your Death Benefit Option subject to certain rules. You may increase or decrease the Face Amount on your Policy under certain circumstances.

Cancellation Privilege

For a limited time after you receive your Policy, you have the right to cancel your Policy and receive a refund.

Lapse Protection Provision

If, for each month your Policy has been in force you have made a timely payment of the Minimum Monthly Premium (net of loans and withdrawals) stated on your Policy’s specification page, then, regardless of your Surrender Value, your Policy will not Lapse. For the Premiere Protector, this provision is effective during the first 15 Policy Years (if the Insured’s Issue Age is 0-39), during the first 10 Policy Years (if the Insured’s Issue Age is 40-64), or during the first 8 Policy Years (if the Insured’s Issue Age is 65-80). For the Premiere Provider, this provision is generally effective during the first 15 Policy Years (if the Insured’s Issue Age is 18 through 39), during the first 10 Policy Years (if the Insured’s Issue Age is 40 through 64), or during the first 5 Policy Years (for Insured’s Issue Age 65 through 75). The lapse protection period will be shorter in some states for Premiere Provider Policies issued to Insureds of certain Issue Ages. For more information please consult your registered representative. For more information about lapse protection on the Premiere I Policy, see Appendix A.

Exchange Privilege

You may exchange an existing life insurance policy for this Policy, subject to certain restrictions.

Policy Value Credit (not available on Premiere I Policies)

Subject to the conditions described further on in the Prospectus, at the end of the tenth Policy Year and at the end of each Policy Year thereafter, the Company credits additional Policy Value to your Policy. On Policy Anniversaries after the tenth Policy Anniversary as of which unloaned Policy Value is at least $50,000 but less than $250,000 ($500,000 on Premiere Provider) the credit is equal to .50% of the unloaned Policy Value. On Policy Anniversaries as of which the unloaned Policy Value is equal to or greater than $250,000 ($500,000 on Premiere Provider) the credit is equal to 1% of the unloaned Policy Value. The Policy Value Credit is not available on Premiere I Policies.

Transfers

Subject to certain restrictions you may transfer Policy Value among the Sub-Accounts and the Fixed Account. The Company has the right to restrict such transfers until after the later of 30 days after the Policy Effective Date or six days after the expiration of the Cancellation Period. The Company also may restrict or refuse to honor frequent transfers, including “market timing” transfers.

•       Dollar-Cost Averaging. You may elect to automatically transfer specified dollar amounts on a monthly or quarterly basis (at least $100 monthly or $300 quarterly) subject to the following restriction: no transfers may be made to the Fixed Account. You must have a Policy Value of at least $5,000 in the source Sub-Account or the Fixed Account at the time of election. You must elect this option for periods of at least 6 months, but not more than 48 months.

•       Portfolio Rebalancing. You have the option to instruct Protective Life to automatically transfer, on a quarterly, semi-annual or annual basis, your Variable Account Value among specified Sub-Accounts to achieve a particular percentage allocation of Variable Account Value among such Sub-Accounts (“Portfolio Rebalancing”). A minimum Variable Account Value of $100 is required for Portfolio Rebalancing. The percentage allocation of your Variable Account Value for Portfolio Rebalancing will be based on your premium allocation instructions in effect at the time of rebalancing, unless you elect otherwise.

Withdrawals

You may take money out of your Policy after the first Policy Year. The minimum withdrawal amount is $500.

Loans

After the first Policy Anniversary, you may borrow using your Policy Value as collateral. Generally the minimum amount you may borrow is $500 and the maximum is 90% of your Cash Value. This maximum is reduced by any Policy Debt or liens (including accrued interest) outstanding on the date your loan request is received at the Home Office. State variations may apply. As collateral for the loan, we transfer an amount equal to the loan out of the Sub-Accounts and the Fixed Account and into the Loan Account on a pro-rata basis, unless you specify another allocation. Annual interest rates currently charged for standard loans are 5.0% (6% for Premiere Provider) for Policy Years 2 through 10, and 3.0% (4% for Premiere Provider) for Policy Years 11 and thereafter. (See Appendix A for specific information regarding interest rates charged for loans on a Premiere I policy.)You may repay all or part of your borrowings at any time while the Insured is alive and the Policy is in force. Borrowing may have tax consequences.

Settlement Options

You may choose a variety of ways to receive the proceeds of the Policy.

Terminal Illness Accelerated Death Benefit Endorsement

This endorsement is available for Policies issued on or after January 3, 2000. Under certain conditions, this endorsement provides an accelerated death benefit payment to the Owner if the Insured has a qualifying terminal illness. This endorsement is not available in all states.

Optional Coverage

For additional charges, you may add riders to your Policy.

Policy Risks

Investment Risk

If you invest your Policy Value in one or more Sub-Accounts, then you will be subject to the risk that investment performance may be unfavorable causing the Policy Value to decrease and the Monthly Deduction to increase (which, in turn, further decreases future Policy Value). This is because poor investment performance diminishes Policy Value thereby increasing the Net Amount at Risk under the Policy and, correspondingly, increasing the cost of insurance which is part of the Monthly Deduction. You could lose everything you invest. If you allocate Policy Value to the Fixed Account, then we credit your Policy Value (in the Fixed Account) with a declared rate of interest, but you assume the risk that the rate may decrease, although it will never be lower than the guaranteed minimum annual effective rate shown on your Policy’s specification page.

Risk of Lapse

Unless the lapse protection is in effect, if your Surrender Value (without taking into account any lien on the Policy) on a Monthly Anniversary Day is less than the amount of the Monthly Deduction due on that date, the Policy will be in default and a grace period will begin. We will send you notice of the premium required to prevent Lapse. You have a 61-day grace period to make a payment of Net Premium at least sufficient to cover the current and past-due Monthly Deductions or the Policy will Lapse. You may reinstate a Lapsed Policy, subject to certain conditions. Payment of the Minimum Monthly Premium required under the lapse protection provision of the Policy will not guarantee that the Policy will remain in force after the termination of the lapse protection period.

Withdrawal and Surrender Risks

The Surrender Charge applies to a Premiere Protector or a Premiere Provider Policy during the first 10 Policy Years. (The Premiere I Policy has a surrender charge period of 14  years) The Surrender Value of the Policy is generally the Policy Value less the Surrender Charge and Policy Debt and any liens (including accrued interest). It is possible that your Policy will have no Surrender Value during the first few Policy Years. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the account value in the near future. We designed the Policy to meet long-term financial goals. The Policy is not suitable as a short-term investment.

Even if you do not ask to surrender your Policy, Surrender Charges may play a role in determining whether your Policy will Lapse (terminate without value), because Surrender Charges decrease the Surrender Value.

Withdrawals are not permitted during the first Policy Year. After the first Policy Year, withdrawals are permitted, subject to certain limitations, for a fee. Withdrawals may reduce the Face Amount of the Policy.

A surrender may have tax consequences.

Tax Risks

We anticipate that the Policy should generally be treated as a life insurance contract under federal income tax law. There is less guidance, however, with respect to Policies issued on a substandard issue basis. Therefore, it is not clear whether such Policies will in all cases satisfy the applicable requirements. Assuming that a Policy qualifies as a life insurance contract for federal income tax purposes, you generally should not be considered to be in receipt of any portion of your Policy’s Cash Value until there is an actual distribution from the Policy. Moreover, Death Benefits payable under the Policy should be excludable from the gross income of the beneficiary. Although the beneficiary generally should not have to pay federal income tax on the Death Benefit, other taxes, such as estate taxes, may apply.

Your Policy may become a modified endowment contract as a result of: (1) the payment of excess premiums or unnecessary premiums, (2) a material change in the Policy, or (3) a reduction in your Death Benefit. If your Policy becomes a modified endowment contract, transactions such as withdrawals and loans will be treated first as a distribution of the earnings in the Policy and will be taxable as ordinary income in the year received. In addition, if the Policy Owner is under age 59 1/2 at the time of a surrender, withdrawal or loan, the amount that is included in income is generally subject to a 10% penalty tax.

If the Policy is not a modified endowment contract, distributions generally are treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans are generally not treated as distributions. Finally, neither distributions nor loans from a Policy that is not a modified endowment contract are subject to the 10% penalty tax.

See “Tax Considerations.” You should consult a qualified tax adviser for assistance in all Policy-related tax matters.

Loan Risks

A policy loan, whether or not repaid, has a permanent effect on the Policy Value, and potentially the Death Benefit, because the investment results of the Sub-Accounts and current interest rates credited on the Fixed Account Value do not apply to Policy Value in the Loan Account. Since interest credited on the Loan Account is transferred to the Sub-Accounts, even if the interest rate charged on the Policy Debt is equal to the rate credited on Policy Value in the Loan Account, unpaid interest will be added to the outstanding loan and will increase the loan balance. The larger the loan and the longer the loan is outstanding, the greater will be the effect on Policy Value held as collateral in the Loan Account.

Your Policy may Lapse if your outstanding loan amounts reduce the Surrender Value to zero. If a Policy lapses with loans outstanding, certain amounts may be subject to income tax. Policy loans also may increase the potential for Lapse if the investment results of the Sub-Accounts to which Surrender Value is allocated is unfavorable.

If the Insured dies while a loan is outstanding, the loan balance, which includes any unpaid interest, will be deducted from the Death Benefit.

Specialized Uses of the Policy

Because your Policy provides for an accumulation of Policy Values as well as Death Benefit, you may wish to use it for various individual and business planning purposes. Purchasing the Policy in part for such purposes may involve certain risks. For example, if the investment performance of the Sub-Accounts is poorer than expected or if sufficient premiums are not paid, the Policy may Lapse or may not accumulate sufficient Policy Value to fund the purpose for which you purchased the Policy. Withdrawals and Policy Loans may significantly affect current and future Policy Value, Surrender Value or Death Benefit proceeds. The Policy is designed to provide benefits on a long-term basis. Before purchasing a Policy for a specialized purpose, you should consider whether the long-term nature of the Policy is consistent with the purpose for which it is being considered. In addition, using a Policy for a specialized purpose may have tax consequences.

Fund Risks

A comprehensive discussion of the risks of each Fund may be found in each Fund’s prospectus. Please refer to the Funds’ prospectuses for more information.

FEE TABLES

Premiere Protector

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Premiere Protector Policy. If the amount of a charge depends on the personal characteristics of the Insured, then the fee table lists the minimum and maximum charges we assess under the Policy, and the fees and charges of a representative Insured with the characteristics set forth in the table. These charges may not be typical of the charges you will pay.

The first table describes the fees and expenses that you will pay at the time that you pay premiums, surrender the Policy, allow the Policy to Lapse, decrease the Initial Face Amount, transfer Policy Value among the Sub-Accounts and to and from the Fixed Account, and make withdrawals.

Premiere Protector Transaction Fees
Charge	When Charge is Deducted	Amount Deducted — Maximum Guaranteed Charge	Amount Deducted — Current Charge
Premium Expense Charge:	Upon receipt of each premium payment	3.0% of each premium payment	3.0% of each premium payment
Contingent Deferred Sales Charge:(1)
Minimum and Maximum Charge	At the time of any surrender, Lapse, or decrease in the Initial Face Amount during the first 10 Policy Years	$3.56 - $58.00 per $1,000 of Initial Face Amount or decrease in Initial Face Amount, as applicable	$3.56 - $58.00 per $1,000 of Initial Face Amount or decrease in Initial Face Amount, as applicable
Charge for a 33 year old male in the nontobacco underwriting class during the first Policy year	At the time of any surrender, Lapse, or decrease in the Initial Face Amount during the first 10 Policy Years	$25.25 per $1,000 of Initial Face Amount or decrease in Initial Face Amount, as applicable	$25.25 per $1,000 of Initial Face Amount or decrease in Initial Face Amount, as applicable
Transfer Fee:(2)	Upon each transfer in excess of 12 in a Policy Year	$25 per transfer	$25 per transfer
Withdrawal Charge:	At the time of each withdrawal of Policy Value	The lesser of 2.0% of the amount withdrawn or $25	The lesser of 2.0% of the amount withdrawn or $25

(1)   The contingent deferred sales charge varies based on individual characteristics such as the Insured’s Issue Age, sex and underwriting class, and decreases each Policy Year until it reaches zero after the 10th Policy Year. The contingent deferred sales charge shown in the table may not be typical of the charges you will pay. Your Policy’s specification page will indicate the charges applicable to your Policy, and more detailed information concerning your contingent deferred sales charge is available on request from our Home Office.

(2)   Protective Life currently does not assess the transfer fee.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Premiere Protector Policy, not including the Funds’ fees and expenses.

Premiere Protector Periodic Charges Other Than Series Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted — Maximum Guaranteed Charge	Amount Deducted — Current Charge
Cost of Insurance:(3)
Minimum and Maximum Charge	On the Policy Effective Date and each Monthly Anniversary Day	$0.06 - $108.93 per $1,000 of net amount at risk	$0.02 - $43.82 per $1,000 of net amount at risk
Charge for a 33 year old male in the nontobacco underwriting class during the first Policy Year	On the Policy Effective Date and each Monthly Anniversary Day	$0.13 per $1,000 of net amount at risk	$0.13 per $1,000 of net amount at risk
Mortality and Expense Risk Charge:(4)	On the Policy Effective Date and each Monthly Anniversary Day	0.075% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.90% of such amount

0.075% multiplied by the Variable Account Value for Policy Years 1-10, which is equivalent to an annual rate of 0.90% of such amount; 0.021% multiplied by the Variable Account Value in Policy Years 11 and thereafter, which is equivalent to an annual rate of 0.25% of such amount

(3)   Cost of insurance charges vary based on individual characteristics such as the Insured’s Issue Age, sex and rate (i.e. , underwriting) class, the number of years that the Policy has been in force, and the net amount at risk on either the Policy Effective Date or the applicable Monthly Anniversary Date. The charge generally increases with the Issue Age. The cost of insurance charges shown in the table may not be typical of the charges you will pay. Your Policy’s specification page will indicate the guaranteed cost of insurance charges applicable to your Policy, and more detailed information concerning your cost of insurance charges is available on request from our Home Office. Also, before you purchase the Policy, you may request personalized illustrations of hypothetical future benefits under the Policy based upon the Issue Age, sex and rate classification of the Insured, and the Face Amount, planned premiums, and riders requested. This charge has been rounded to the nearest hundredth. Please see “Charges and Deductions” for additional information.

(4)   In Maryland, the Mortality and Expense Risk Charge is 0.042% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.50% of such amount.

Premiere Protector Periodic Charges Other Than Series Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted — Maximum Guaranteed Charge	Amount Deducted — Current Charge
Standard Administrative Charge:	On the Policy Effective Date and each Monthly Anniversary Day	$8.00	$8.00
Administrative Charge for Initial Face Amount:
Minimum and Maximum Charge	On the Policy Effective Date and each Monthly Anniversary Day for the first 20 Policy Years	$0.00 - 0.05 per $1,000 of Initial Face Amount	$0.00 - 0.05 per $1,000 of Initial Face Amount
Charge for a 33 year old male in the nontobacco underwriting class	On the Policy Effective Date and each Monthly Anniversary Day for the first 20 Policy Years	$0.02 per $1,000 of Initial Face Amount	$0.02 per $1,000 of Initial Face Amount
Administrative Charge For Face Amount Increases:
Minimum and Maximum Charge	On the Effective Date of the increase and the subsequent 11 Monthly Anniversary Days	$0.45 - $1.75 per $1,000 of any increase in Face Amount	$0.45 - $1.75 per $1,000 of any increase in Face Amount
Charge for a 33 year old male in the nontobacco underwriting class	On the Effective Date of the increase and the subsequent 11 Monthly Anniversary Days	$0.77 per $1,000 of any increase in Face Amount	$0.77 per $1,000 of any increase in Face Amount
Net Cost of Loans(5)	On each Policy Anniversary, as applicable(6)	2.00% (annually) in Policy Years 1 through 10; 0.25% in Policy Years 11 and thereafter	2.00% for standard loans, 1.00% for carry-over loans in Policy Years 1 through 10; 0% in Policy Years 11 and thereafter

(5)   The Net Cost of Loans is the difference between the amount of interest we charge you for a loan and the amount of interest we credit based upon the amount in your Loan Account.

(6)   As long as a loan is outstanding, loan interest must be paid in arrears on each Policy Anniversary or, if earlier, on the date of loan repayment, lapse, surrender, termination, or the Insured’s death.

Premiere Protector Periodic Charges Other Than Series Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted — Maximum Guaranteed Charge	Amount Deducted — Current Charge
Supplemental (Optional) Rider Charges:(7)
Children’s Term Life Insurance Rider	On the Effective Date and on each Monthly Anniversary Day	$0.45 per $1,000 of rider coverage amount	$0.45 per $1,000 of rider coverage amount
Accidental Death Benefit Rider
Minimum and Maximum Charge	On the Effective Date and on each Monthly Anniversary Day	$0.08 - $0.16 per $1,000 of rider coverage amount	$0.08 - $0.16 per $1,000 of rider coverage amount
Charge for a 46 year old female during the first Policy Year	On the Effective Date and on each Monthly Anniversary Day	$0.08 per $1,000 of rider coverage amount	$0.08 per $1,000 of rider coverage amount
Disability Benefit Rider
Minimum and Maximum Charge	On the Effective Date and on each Monthly Anniversary Day	$1.50 - $24.23 per $100 of rider coverage amount	$1.50 - $24.23 per $100 of rider coverage amount
Charge for a 42 year old male	On the Effective Date and on each Monthly Anniversary Day	$3.36 per $100 of rider coverage amount	$3.36 per $100 of rider coverage amount
Guaranteed Insurability Rider
Minimum and Maximum Charge	On the Effective Date and on each Monthly Anniversary Day	$0.02 - $0.16 per $1,000 of rider coverage amount	$0.02 - $0.16 per $1,000 of rider coverage amount
Charge for a 25 year old male in the nontobacco underwriting class	On the Effective Date and on each Monthly Anniversary Day	$0.02 per $1,000 of rider coverage amount	$0.02 per $1,000 of rider coverage amount

(7)   Charges for most of the riders vary based on individual characteristics such as the Insured’s Issue Age, sex and underwriting class, the number of years that the Policy has been in force, and the net amount at risk. Charges based on actual age generally increase as the Insured ages. The rider charges shown in the table may not be typical of the charges you will pay. Your Policy’s specifications page will indicate the rider charges applicable to your Policy, and more detailed information concerning these rider charges is available on request from our Home Office.

Premiere Protector Periodic Charges Other Than Series Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted — Maximum Guaranteed Charge	Amount Deducted — Current Charge
Protected Insurability Benefit Rider
Minimum and Maximum Charge	On the Effective Date and on each Monthly Anniversary Day	$0.03 - $0.13 per $1,000 of rider coverage amount	$0.03 - $0.13 per $1,000 of rider coverage amount
Charge for a 29 year old male during the first Policy Year	On the Effective Date and on each Monthly Anniversary Day	$0.10 per $1,000 of rider coverage amount	$0.10 per $1,000 of rider coverage amount
Flexible Coverage Rider(8)
Minimum and Maximum Charge	On the Effective Date and on each Monthly Anniversary Day	$0.08 - $108.93 per $1,000 of rider coverage amount	$0.02 - $45.95 per $1,000 of rider coverage amount
Charge for a 45 year old male in the tobacco underwriting class during the first Policy Year	On the Effective Date and on each Monthly Anniversary Day	$0.48 per $1,000 of rider coverage amount	$0.12 per $1,000 of rider coverage amount
Term Rider for Covered Insured(8)
Minimum and Maximum Charge	On the Effective Date and on each Monthly Anniversary Day	$0.06 - $38.28 per $1,000 of rider coverage amount	$0.02 - $29.18 per $1,000 of rider coverage amount
Charge for a 44 year old male in the nontobacco underwriting class during the first Policy Year	On the Effective Date and on each Monthly Anniversary Day	$0.26 per $1,000 of rider coverage amount	$0.25 per $1,000 of rider coverage amount

(8)   This charge has been rounded to the nearest hundredth. Please contact your registered representative for additional information.

FEE TABLES

Premiere Provider

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Premiere Provider Policy. If the amount of a charge depends on the personal characteristics of the Insured, then the fee table lists the minimum and maximum charges we assess under the Policy, and the fees and charges of a representative Insured with the characteristics set forth in the table. These charges may not be typical of the charges you will pay.

The first table describes the fees and expenses that you will pay at the time that you pay premiums, surrender the Policy, allow the Policy to Lapse, decrease the Initial Face Amount, transfer Policy Value among the Sub-Accounts and to and from the Fixed Account, and make withdrawals.

Premiere Provider Transaction Fees
Charge	When Charge is Deducted	Amount Deducted — Maximum Guaranteed Charge	Amount Deducted — Current Charge
Premium Expense Charge:	Upon receipt of each premium payment	6.0% of each premium payment	5.0% of each premium payment
Contingent Deferred Sales Charge:(1)
Minimum and Maximum Charge	At the time of any surrender, Lapse, or decrease in the Initial Face Amount during the first 10 Policy Years	$0.40 - $28.63 per $1,000 of Initial Face Amount or decrease in Initial Face Amount, as applicable	$0.40 - $28.63 per $1,000 of Initial Face Amount or decrease in Initial Face Amount, as applicable
Charge for a 44 year old female in the nonsmoker underwriting class during the first Policy year	At the time of any surrender, Lapse, or decrease in the Initial Face Amount during the first 10 Policy Years	$4.47 per $1,000 of Initial Face Amount or decrease in Initial Face Amount, as applicable	$4.47 per $1,000 of Initial Face Amount or decrease in Initial Face Amount, as applicable
Transfer Fee:(2)	Upon each transfer in excess of 12 in a Policy Year	$25 per transfer	$25 per transfer
Withdrawal Charge:	At the time of each withdrawal of Policy Value	The lesser of 2.0% of the amount withdrawn or $25	The lesser of 2.0% of the amount withdrawn or $25

(1)   The contingent deferred sales charge varies based on individual characteristics such as the Insured’s Issue Age, sex and underwriting class, and decreases each Policy Year until it reaches zero after the 10th Policy Year. The contingent deferred sales charge shown in the table may not be typical of the charges you will pay. Your Policy’s specification page will indicate the charges applicable to your Policy, and more detailed information concerning your contingent deferred sales charge is available on request from our Home Office.

(2)   Protective Life currently does not assess the transfer fee.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Premiere Provider Policy, not including the Funds’ fees and expenses.

Premiere Provider Periodic Charges Other Than Series Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted — Maximum Guaranteed Charge	Amount Deducted — Current Charge
Cost of Insurance:(3)
Minimum and Maximum Charge	On the Policy Effective Date and each Monthly Anniversary Day	$0.08 - $102.53 per $1,000 of net amount at risk	$0.04 - $49.09 per $1,000 of net amount at risk
Charge for a 44 year old female in the nonsmoker underwriting class during the first Policy Year	On the Policy Effective Date and each Monthly Anniversary Day	$0.23 per $1,000 of net amount at risk	$0.10 per $1,000 of net amount at risk
Mortality and Expense Risk Charge:	On the Policy Effective Date and each Monthly Anniversary Day	0.075% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.90% of such amount

0.075% multiplied by the Variable Account Value for Policy Years 1-10, which is equivalent to an annual rate of 0.90% of such amount; 0.021% multiplied by the Variable Account Value in Policy Years 11 and thereafter, which is equivalent to an annual rate of 0.25% of such amount

Standard Administrative Charge:	On the Policy Effective Date and each Monthly Anniversary Day	$8.00	$8.00
Administrative Charge for Initial Face Amount:(4)	On the Policy Effective Date and each Monthly Anniversary Day for the first 9 Policy Years	$0.08 per $1,000 of Initial Face Amount	$0.06 per $1,000 of Initial Face Amount

(3)   Cost of insurance charges vary based on individual characteristics such as the Insured’s Issue Age, sex and rate (i.e. , underwriting) class, the number of years that the Policy has been in force, and the net amount at risk on either the Policy Effective Date or the applicable Monthly Anniversary Date. The charge generally increases with the Issue Age. The cost of insurance charges shown in the table may not be typical of the charges you will pay. Your Policy’s specification page will indicate the guaranteed cost of insurance charges applicable to your Policy, and more detailed information concerning your cost of insurance charges is available on request from our Home Office. Also, before you purchase the Policy, you may request personalized illustrations of hypothetical future benefits under the Policy based upon the Issue Age, sex and rate classification of the Insured, and the Face Amount, planned premiums, and riders requested. Please see “Charges and Deductions” for additional information.

(4)   These charges have been rounded to the nearest hundredth.

Premiere Provider Periodic Charges Other Than Series Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted — Maximum Guaranteed Charge	Amount Deducted — Current Charge
Administrative Charge For Face Amount Increases:
Minimum and Maximum Charge	On the Effective Date of the increase and the subsequent 11 Monthly Anniversary Days	$0.47 - $1.74 per $1,000 of any increase in Face Amount	$0.47 - $1.74 per $1,000 of any increase in Face Amount
Charge for a 44 year old female in the nonsmoker underwriting class	On the Effective Date of the increase and the subsequent 11 Monthly Anniversary Days	$0.83 per $1,000 of any increase in Face Amount	$0.83 per $1,000 of any increase in Face Amount
Net Cost of Loans(5)	On each Policy Anniversary, as applicable(6)	2.00% (annually) in Policy Years 1 through 10; 0.25% in Policy Years 11 and thereafter	2.00% for standard loans, 1.00% for carry-over loans in Policy Years 1 through 10; 0% in Policy Years 11 and thereafter
Supplemental (Optional) Rider Charges:(7)
Children’s Term Life Insurance Rider	On the Effective Date and on each Monthly Anniversary Day	$0.45 per $1,000 of rider coverage amount	$0.45 per $1,000 of rider coverage amount
Accidental Death Benefit Rider
Minimum and Maximum Charge	On the Effective Date and on each Monthly Anniversary Day	$0.08 - $0.16 per $1,000 of rider coverage amount	$0.08 - $0.16 per $1,000 of rider coverage amount
Charge for a 43 year old male during the first Policy Year	On the Effective Date and on each Monthly Anniversary Day	$0.08 per $1,000 of rider coverage amount	$0.08 per $1,000 of rider coverage amount
Disability Benefit Rider
Minimum and Maximum Charge	On the Effective Date and on each Monthly Anniversary Day	$1.50 - $24.23 per $100 of rider coverage amount	$1.50 - $24.23 per $100 of rider coverage amount
Charge for a 44 year old male	On the Effective Date and on each Monthly Anniversary Day	$3.64 per $100 of rider coverage amount	$3.64 per $100 of rider coverage amount

(5)   The Net Cost of Loans is the difference between the amount of interest we charge you for a loan and the amount of interest we credit based upon the amount in your Loan Account.

(6)   As long as a loan is outstanding, loan interest must be paid in arrears on each Policy Anniversary or, if earlier, on the date of loan repayment, lapse, surrender, termination, or the Insured’s death.

(7)   Charges for most of the riders vary based on individual characteristics such as the Insured’s Issue Age, sex and underwriting class, the number of years that the Policy has been in force, and the net amount at risk. Charges based on actual age generally increase as the Insured ages. The rider charges shown in the table may not be typical of the charges you will pay. Your Policy’s specifications page will indicate the rider charges applicable to your Policy, and more detailed information concerning these rider charges is available on request from our Home Office.

Premiere Provider Periodic Charges Other Than Series Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted — Maximum Guaranteed Charge	Amount Deducted — Current Charge
Guaranteed Insurability Rider
Minimum and Maximum Charge	On the Effective Date and on each Monthly Anniversary Day	$0.02 - $0.16 per $1,000 of rider coverage amount	$0.02 - $0.16 per $1,000 of rider coverage amount
Charge for a 38 year old female in the nonsmoker underwriting class	On the Effective Date and on each Monthly Anniversary Day	$0.02 per $1,000 of rider coverage amount	$0.02 per $1,000 of rider coverage amount
Protected Insurability Benefit Rider
Minimum and Maximum Charge	On the Effective Date and on each Monthly Anniversary Day	$0.06 - $0.13 per $1,000 of rider coverage amount	$0.06 - $0.13 per $1,000 of rider coverage amount
Charge for a 25 year old male during the first Policy Year	On the Effective Date and on each Monthly Anniversary Day	$0.08 per $1,000 of rider coverage amount	$0.08 per $1,000 of rider coverage amount
Flexible Coverage Rider(8)
Minimum and Maximum Charge	On the Effective Date and on each Monthly Anniversary Day	$0.08 - $102.53 per $1,000 of rider coverage amount	$0.02 - $39.55 per $1,000 of rider coverage amount
Charge for a 40 year old male in the nonsmoker underwriting class during the first Policy Year	On the Effective Date and on each Monthly Anniversary Day	$0.17 per $1,000 of rider coverage amount	$0.04 per $1,000 of rider coverage amount
Term Rider for Covered Insured(9)
Minimum and Maximum Charge	On the Effective Date and on each Monthly Anniversary Day	$0.06 - $38.28 per $1,000 of rider coverage amount	$0.02 - $29.18 per $1,000 of rider coverage amount
Charge for a 46 year old male in the nonsmoker underwriting class during the first Policy Year	On the Effective Date and on each Monthly Anniversary Day	$0.30 per $1,000 of rider coverage amount	$0.29 per $1,000 of rider coverage amount

(8)   Charges for most of the riders vary based on individual characteristics such as the Insured’s Issue Age, sex and underwriting class, the number of years that the Policy has been in force, and the net amount at risk. Charges based on actual age generally increase as the Insured ages. The rider charges shown in the table may not be typical of the charges you will pay. Your Policy’s specifications page will indicate the rider charges applicable to your Policy, and more detailed information concerning these rider charges is available on request from our Home Office.

(9)   This charge has been rounded to the nearest hundredth. Please contact your registered representative for additional information.

The Fee Table for the Premiere I Policy is included in Appendix A of this Prospectus.

FUND EXPENSES

The next item shows the minimum and maximum total operating expenses deducted from the total net assets of the Funds (before waiver or reimbursement) during the fiscal year ended December 31, 2006. Expenses of the Funds may be higher or lower in the future. More detail concerning each Fund’s fees and expenses is contained in the prospectus for each Fund.

RANGE OF EXPENSES FOR THE FUNDS
	Minimum		Maximum
Total Annual Fund Operating Expenses	0.20%	-	1.45	%*
(total of all expenses that are deducted from fund assets, including management fees, 12b-1 fees, and other expenses)

*   The range of Total Annual Fund Operating Expenses shown here does not take into account contractual and voluntary arrangements under which the Funds’ advisers currently reimburse Fund expenses or waive fees. Please see the prospectus for each Fund for more information about that Fund’s expenses.

Please see Appendix D for information on Fund expenses for Funds no longer available for additional investment. For information concerning compensation paid to sales representatives in connection with the sale of the Policies, see “Sale of the Policies.”

THE POLICY

Purchasing a Policy

To purchase a Policy, you must submit a completed application and at least the minimum initial premium payment through a licensed representative of Protective Life who is also a registered representative of a broker-dealer having a distribution agreement with Investment Distributors, Inc. Protective Life requires satisfactory evidence of the insurability, which may include a medical examination of the Insured. Generally, Protective Life will issue a Policy covering an Insured up to age 80 (75 for Premiere Provider and Premiere I) if evidence of insurability satisfies Protective Life’s underwriting rules. Minimum age requirements may apply. Acceptance of an application depends on Protective Life’s underwriting rules, and Protective Life may reject an application for any reason. With your consent, a Policy may be issued on a basis other than that applied for (i.e., on a higher premium class basis due to increased risk factors). A Policy is issued after Protective Life approves the application. Premium is not a requirement to issue a Policy but your insurance will not take effect until you pay your minimum initial premium. Premium may be collected at the time of Policy delivery.

In certain states the Policy may be available only as a group contract. If you purchase a group contract, we will issue you a certificate that represents your ownership and summarizes the provisions of the group contract. References to “Policy” in this Prospectus include certificates, unless the context requires otherwise.

Insurance coverage under a Policy begins on the Policy Effective Date. Temporary life insurance coverage also may be provided under the terms of a temporary insurance agreement. Under such agreements, the total amount of insurance which may become effective prior to the Policy Effective Date may not exceed $1,000,000 (including the amount of any life insurance and accidental death benefits then in force or applied for with the Company) may be dependent on satisfactory underwriting and other conditions and may not be in effect for more than 60 days. In addition, such agreement may not be issued on proposed Insureds under 15 days of age.

In order to obtain a more favorable Issue Age, Protective Life may permit the Owner to “backdate” a Policy by electing a Policy Effective Date up to six months prior to the date of the original application, subject to state requirements. Charges for the Monthly Deduction for the backdated period are deducted as of the Policy Effective Date and the calculation of the Policy’s lapse protection will include the Minimum Monthly Premiums for the backdated period.

The Owner of the Policy may exercise all rights provided under the Policy. The Insured is the Owner, unless a different person is named as Owner in the application. By Written Notice received by Protective Life at the Home Office while the Insured is living, the Owner may name a contingent Owner or a new Owner. If there are joint Owners, all Owners must authorize the exercise of any right under the Policy. Unless the Owner provides otherwise, in the event of one joint Owner’s death, ownership passes to any surviving joint Owner(s). Unless a contingent Owner has been named, ownership of the Policy passes to the estate of the last surviving Owner upon his or her death. A change in Owner may have tax consequences.

Fees, charges and benefits available under the Policy may vary depending on the state in which the Policy is issued.

Cancellation Privilege

You may cancel your Policy for a refund during the Cancellation Period by returning it to Protective Life’s Home Office or to the sales representative who sold it along with a written cancellation request. The Cancellation Period is determined by the law of the state in which the application is signed and is shown in your Policy. In most states it expires at the latest of

(1)   10 days after you receive your Policy, or

(2)   45 days after you sign your application.

Return of the Policy by mail is effective upon receipt by Protective Life. We will treat the Policy as if it had never been issued. Within seven calendar days after receiving the returned Policy, Protective Life will refund the sum of

(1)   the difference between premiums paid and amounts allocated to the Fixed Account or the Variable Account,

(2)   Fixed Account Value determined as of the Valuation Day the returned Policy is received, and

(3)   Variable Account Value determined as of the Valuation Day the returned Policy is received.

This amount may be more or less than the aggregate premiums paid. In states where required, Protective Life will refund premiums paid.

Changes in the Policy or Benefits

At any time Protective Life may make such changes in the Policy as are necessary to assure compliance with any applicable laws or with regulations or rulings issued by a government agency. This includes, but is not limited to, changes necessary to comply at all times with the definition of life insurance prescribed by the Internal Revenue Code. Any such changes will apply uniformly to all affected Policies and Owners will receive notification of such changes.

PREMIUMS

Minimum Initial Premium.   The minimum initial premium required depends on a number of factors, including the age, sex and rate class of the proposed Insured, the Initial Face Amount requested by the applicant, any supplemental riders requested by the applicant and the planned periodic premiums that the applicant selects. Consult your sales representative for information about the initial premium required for the coverage you desire.

Planned Periodic Premiums.   In the application the Owner selects a plan for paying level premiums at specified intervals (e.g., quarterly, semi-annually or annually). At the Owner’s election, we will also arrange for payment of planned periodic premiums on a monthly basis (on any day except the 29th, 30th, or 31st of a month) under a pre-authorized payment arrangement. You are not required to pay premiums in accordance with these plans. You can pay more or less than planned or skip a planned periodic premium entirely. (See, however, “Policy Lapse and Reinstatement”). Subject to the limits described below, you can change the amount and frequency of planned periodic premiums at any time by written notice to Protective Life at the Home Office. Additional premiums may be required to maintain the Policy, depending on a number of factors including investment experience and loans and/or withdrawals on the Policy.

Unless you have arranged to pay planned periodic premiums by pre-authorized payment arrangement or have otherwise requested, you will be sent reminder notices for planned periodic premiums.

Unscheduled Premiums.   Subject to the limitations described below, additional unscheduled premiums may be paid in any amount and at any time. By written notice to Protective Life at the Home Office, the Owner may specify that all unscheduled premiums are to be applied as repayments of Policy Debt, if any.

Premium Limitations.   Premiums may be paid by any method acceptable to Protective Life. If by check, the check must be from an Owner (or the Owner’s designee other than a sales representative), payable to Protective Life, and be dated prior to its receipt at the Home Office.

Additional limitations apply to premiums. Premium payments must be at least $150 ($50 if paid monthly by a pre-authorized payment arrangement) and must be remitted to the Home Office. Protective Life also reserves the right to limit the amount of any premium payment. In addition, at any point in time aggregate premiums paid under a Policy may not exceed limitations for life insurance policies as set forth in the Internal Revenue Code. (See “Tax Considerations” and the discussion of guideline premium limitation and cash value accumulation test under “Death Benefit Proceeds”) Protective Life will immediately refund any portion of any premium payment, with interest thereon, that is determined to be in excess of the limits established by law to qualify a Policy as a contract for life insurance. In order to prevent possible unintentional adverse tax consequences to the Owner, Protective Life will generally refund any amounts received that would cause a Policy to become a modified endowment contract (MEC) unless otherwise instructed. With respect to Owners of non-MEC contracts paying on a scheduled premium basis, for any premium received prior to the scheduled premium payment date, we will apply only the amount that will not cause the Policy to become a modified endowment contract unless the Owner tells us otherwise. The balance of that premium payment will be applied as of the scheduled premium payment date. (See “Tax Considerations”.) In addition, Protective Life reserves the right to refund a premium payment, including any earnings thereon, which

(1)   in the first Policy Year, causes the Death Benefit to exceed the Initial Face Amount shown on the Policy Specifications Page, or

(2)   increases the difference between the Death Benefit and the Policy Value, and

(3)   exceeds $20 per $1,000 of Face Amount.

Premium Payments Upon Increase in Face Amount.   Depending on the Policy Value at the time of an increase in the Face Amount and the amount of the increase requested, an additional premium payment may be necessary or a change in the amount of planned periodic premiums may be advisable. You will be notified if a premium payment is necessary or a change appropriate.

Net Premium Allocations

You must indicate in the application how Net Premiums are to be allocated to the Sub-Accounts and/or to the Fixed Account. These allocation instructions apply to both initial and subsequent Net Premiums. You may change the allocation instructions in effect at any time by Written Notice to Protective Life at the Home Office. Whole percentages must be used. The sum of the allocations to the Sub-Accounts and the Fixed Account must be equal to 100% of any Net Premiums. Protective Life reserves the right to establish (i)  a limitation on the number of Sub-Accounts to which Net Premiums may be allocated and/or (ii) a minimum allocation requirement for the Sub-Accounts and the Fixed Account. Currently, the minimum amount that can be allocated to any Sub-Account or the Fixed Account is 3% of any Net Premiums.

For Policies issued in states where, upon cancellation during the Cancellation Period, Protective Life returns at least your premiums, Protective Life reserves the right to allocate your initial Net Premium (and any subsequent Net Premiums paid during the Cancellation Period) to the Oppenheimer Money Fund Sub-Account or the Fixed Account until the expiration of the number of days in the Cancellation Period plus 6 days starting from the date that the Policy is mailed from the Home Office. Thereafter, the Policy Value in the Oppenheimer Money Fund Sub-Account or the Fixed Account and all Net Premiums will be allocated according to your allocation instructions then in effect.

Except as indicated above in order to avoid the Policy becoming a MEC contract, if Protective Life receives a premium payment not requiring additional underwriting at the Home Office before 3:00 P.M. Central Time, Protective Life will process the payment as of the Valuation Day it is received. Protective Life processes premium payments received at the Home Office at or after 3:00 P.M. Central Time as of the next Valuation Day. However, premium will not be accepted in connection with an increase in Face Amount until underwriting has been completed. When approved, Net Premium received will be allocated in accordance to your allocation instructions then in effect.

Unless designated by the Owner as a loan repayment, premiums received from Owners (other than planned periodic premiums) are treated as unscheduled premiums.

CALCULATION OF POLICY VALUE

Variable Account Value

The Variable Account Value reflects the investment experience of the Sub-Accounts to which it is allocated, any premiums allocated to the Sub-Accounts, transfers in or out of the Sub-Accounts, any withdrawals of Variable Account Value, any Surrender Charges deducted, and Monthly Deductions. There is no guaranteed minimum Variable Account Value. A Policy’s Variable Account Value therefore depends upon a number of factors. The Variable Account Value for a Policy at any time is the sum of the Sub-Account Values for the Policy on the Valuation Day most recently completed.

Determination of Units.   For each Sub-Account, the Net Premium(s) or unloaned Policy Value transferred are converted into units. The number of units credited is determined by dividing the dollar amount directed to each Sub-Account by the value of the unit for that Sub-Account for the Valuation Day on which the Net Premium(s) or transferred amount is invested in the Sub-Account. Therefore, Net Premiums allocated to or amounts transferred to a Sub-Account under a Policy increase the number of units of that Sub-Account credited to the Policy.

Determination of Unit Value.    The unit value at the end of every Valuation Day is the unit value at the end of the previous Valuation Day times the net investment factor, as described below. The Sub-Account Value for a Policy is determined on any day by multiplying the number of units attributable to the Policy in that Sub-Account by the unit value for that Sub-Account on that day.

Net Investment Factor.    The net investment factor is an index applied to measure the investment performance of a Sub-Account from one Valuation Period to the next. Each Sub-Account has a net investment factor for each Valuation Period which may be greater or less than one. Therefore, the value of a unit may increase or decrease. The net investment factor for any Sub-Account for any Valuation Period is determined by dividing (1) by (2), where:

(1)         is the result of:

a.                  the net asset value per share of the Fund held in the Sub-Account, determined at the end of the current Valuation Period; plus

b.                 the per share amount of any dividend or capital gain distributions made by the Fund to the Sub-Account, if the “ex-dividend” date occurs during the current Valuation Period; plus or minus

c.                  a per share charge or credit for any taxes reserved for, which is determined by Protective Life to have resulted from the operations of the Sub-Account.

(2)         is the net asset value per share of the Fund held in the Sub-Account, determined at the end of the last prior Valuation Period.

Fixed Account Value

The Fixed Account Value under a Policy at any time is equal to: (1) the Net Premium(s) allocated to the Fixed Account, plus (2) amounts transferred to the Fixed Account, plus (3) interest credited to the Fixed Account, less (4)  transfers from the Fixed Account (including any transfer fees deducted), less (5) withdrawals from the Fixed Account (including any withdrawal charges deducted), less (6) Surrender Charges deducted in the event of a decrease in Face Amount, less (7) loans, less (8) Monthly Deductions. See “The Fixed Account,” for a discussion of how interest is credited to the Fixed Account.

Policy Value Credit (not available on Premiere I)

Subject to the conditions described below, at the end of the tenth Policy Year and at the end of each Policy Year thereafter, the Company credits additional Policy Value to your Policy. The amount of the credit depends on the unloaned Policy Value at the end of the appropriate Policy Year. On Policy Anniversaries after the tenth Policy Anniversary as of which unloaned Policy Value is at least $50,000 but less than $250,000 ($500,000 for Premiere Provider) the credit is equal to .50% of the unloaned Policy Value. On Policy Anniversaries as of which the unloaned Policy Value is equal to or greater than $250,000 ($500,000 for Premiere Provider) the credit is equal to 1% of the unloaned Policy Value. No credit is made on Policy Anniversaries if the unloaned Policy Value at the end of the Policy Year is less than $50,000 or on Policy Anniversaries one through nine. In addition, on the Premiere Provider the Company only makes the credit on Policy Anniversaries as of which the current annual effective interest rate being credited to Fixed Account Value exceeds the guaranteed annual effective interest rate shown in the Policy.

When made, the Company allocates credits to Policy Value among the various Sub-Accounts and the Fixed Account in accordance with the Owner’s allocation instructions for Net Premiums. Credits to Policy Value are not subject to the premium expense charge or the Surrender Charge and are not treated as Net Premium for tax purposes.

The Policy Value Credit may not be available in all states and is not available on the Premiere I Policy. Please consult your registered representative for more information.

DEATH BENEFIT PROCEEDS

As long as the Policy remains in force, Protective Life will pay the Death Benefit Proceeds upon receipt at the Home Office of satisfactory proof of the Insured’s death. Protective Life may require return of the Policy. The Death Benefit Proceeds are paid to the primary beneficiary or a contingent beneficiary. The Owner may name one or more primary or contingent beneficiaries and change such beneficiaries, as provided for in the Policy. If no beneficiary survives the Insured, the Death Benefit Proceeds are paid to the Owner or the Owner’s estate. Death Benefit Proceeds are paid in a lump sum or under a settlement option.

Please note that any death benefit payment we make in excess of the Policy Value, including payments under any rider, is subject to our financial strength and claims-paying ability.

Calculation of Death Benefit Proceeds

The Death Benefit Proceeds are equal to the Death Benefit calculated as of the date of the Insured’s death, plus benefits under any supplemental riders or endorsements, minus (1) any Policy Debt on that date, (2) any liens for payments made under an accelerated death benefit rider or endorsement including accrued interest, and (3) any past due Monthly Deductions if the Insured died during the grace period.

The calculation of the Death Benefit depends on the Death Benefit option selected, as described below, and the federal tax compliance test applicable to the Policy. Under Section 7702 of the Internal Revenue Code, a policy will generally be treated as life insurance for federal tax purposes if at all times it meets either: (1) the guideline premium limitation/cash value corridor test (“Guideline Premium Test”), or (2) the cash value accumulation test.

The Policies have been designed to comply with the Guideline Premium Test. Your Policy will be issued using the Guideline Premium Test unless you choose otherwise. If available at the time you apply for your Policy, you may purchase your Policy with a Cash Value Accumulation Test Endorsement. With this endorsement, the Policy will satisfy the cash value accumulation test.

If the Cash Value Accumulation Endorsement is available, you must choose either the Guideline Premium Test or the cash value accumulation test before the Policy is issued. Once the Policy is issued, you may not change to a different test. The Death Benefit will vary depending on which test is used.

The Guideline Premium Test has two components, a premium limit component and a corridor component. The premium limit restricts the amount of premium that can be paid into the Policy. The corridor requires that the Death Benefit be at least a certain percentage (varying each year by age of the insured) of the cash value. The cash value accumulation test does not have a premium limit, but does have a corridor that requires that the Death Benefit be at least a certain percentage (varying based on the age, sex and risk class of the insured) of the cash value.

The corridor under the cash value accumulation test is different than the corridor under the Guideline Premium Test. Specifically, the cash value accumulation test requires more Death Benefit in relation to cash value than is required by the Guideline Premium Test corridor. Therefore, as your cash value increases your Death Benefit will increase more rapidly under cash value accumulation test than it would under Guideline Premium Test.

Generally the choice of federal tax compliance test will depend on your expected premium payment pattern and future plans for the Policy. You should consult your registered representative for more information before making your determination.

If part or all of the Death Benefit is paid in one sum, Protective Life will pay interest on this sum as required by applicable state law from the date of receipt of due proof of the Insured’s death to the date of payment.

Policy Value and in some instances the Death Benefit are impacted by investment experience, separate account charges and fund expenses. The Death Benefit is also affected by the Death Benefit Option chosen, withdrawals, and decreases in Face Amount and the Death Benefit Proceeds are affected by Policy Debt and liens on the Policy (including accrued interest) and any past due Monthly Deductions (if the Insured died during the grace period).

Death Benefit Options

Death Benefit Options Under Policies Complying with the Guideline Premium Limitation/Cash Value Corridor Test.   If the Policy is not issued with a Cash Value Accumulation Test Endorsement, it will satisfy the guideline premium limitation/cash value corridor test of federal tax law and the Death Benefit is determined as follows:

•       Under Death Benefit Option A, the Death Benefit is the greater of: (1)  the Face Amount under the Policy on the date of the Insured’s death, or (2) a specified percentage of the Policy Value on the date of the Insured’s death as indicated on a table set forth in the Policy.

•       Under the Death Benefit Option B, the Death Benefit is the greater of: (1) the Face Amount under the Policy plus the Policy Value on the date of the Insured’s death, or (2) a specified percentage of the Policy Value on the date of the Insured’s death as indicated on a table set forth in the Policy.

The specified percentage under both options is 250% when the Insured has reached an “Attained Age” of 40 or less by date of death, and decreases each year thereafter to 100% when the Insured has reached an “Attained Age” of 95 or greater at death. Tables showing these percentages for Attained Ages 0 to 95 and examples of Death Benefit calculations for both Death Benefit Options are found in Appendix B for Premiere Protector and Premiere Provider and Appendix C for Premiere I.

Under Death Benefit Option A, the Death Benefit remains level at the Face Amount unless the Policy Value multiplied by the specified percentage of Policy Value exceeds that Face Amount, in which event the Death Benefit varies as the Policy Value varies. Owners who are satisfied with the amount of their insurance coverage under the Policy and who prefer to have favorable investment performance and additional premiums reflected in higher Policy Value, rather than increased Death Benefits, generally should select Option A. Under Death Benefit Option B, the Death Benefit always varies as the Policy Value varies (although it is never less than the Face Amount). Owners who prefer to have favorable investment performance and additional premiums reflected in increased Death Benefits generally should select Option B.

Death Benefit Options Under Policies with the Cash Value Accumulation Test Endorsement.   If the Policy is issued with a Cash Value Accumulation Test Endorsement, the Death Benefit is determined as follows:

•       Under Death Benefit Option A, the Death Benefit is the greater of: (1)  the Face Amount under the Policy on the date of the Insured’s death, or (2)  the minimum death benefit described below.

•       Under Death Benefit Option B, the Death Benefit is the greater of: (1)  the Face Amount under the Policy plus the Policy Value on the date of the Insured’s death, or (2) the minimum death benefit described below.

The minimum death benefit at any time is the amount of level death benefit that the Policy Value would purchase if paid as a net single premium at such time. Such net single premium is determined according to the Cash Value Accumulation Test prescribed under section 7702 of the Internal Revenue Code, as amended or its successor, if such amendment or successor is applicable to the Policy.

For purposes of determining this net single premium, the mortality charges taken into account generally are the maximum mortality charges guaranteed under the Policy. Such charges do not, however, exceed (except as provided in the Internal Revenue Service regulations) the maximum charges permitted to be taken into account under the Cash Value Accumulation Test of section 7702. In determining the net single premium, the interest rate taken into account is the greater of an annual effective interest rate of 4 percent or the annual effective credited interest rate or rates guaranteed on issuance of the policy. In addition, the Policy is deemed to mature on the date the Insured attains age 100, and the Policy Value deemed to exist on such date shall not exceed the least amount payable as a death benefit at any time under the Policy.

Changing Death Benefit Options

The Owner must indicate a Death Benefit Option in the application for the Policy. On or after the first Policy Anniversary, the Owner may change the Death Benefit Option on the Policy subject to the following rules. The Face Amount of a Premiere Protector Policy must be at least $50,000 (non-tobacco, tobacco) or $100,000 (preferred, preferred tobacco). The Face Amount of a Premiere Provider Policy after any change must be at least $50,000 (nonsmoker, tobacco or smoker class) or $100,000 (preferred class). For specific information regarding changing the death benefit option on a Premiere I Policy, see Appendix A. The effective date of the change will be the Monthly Anniversary Day that coincides with or next follows the day that Protective Life approves the request. Protective Life may require satisfactory evidence of insurability. All changes must be approved by Protective Life at the Home Office before they will be effective. Protective Life reserves the right to decline to change the Death Benefit Option if the change would cause the Policy to fail to qualify as a life insurance contract under the Internal Revenue Code.

When a change from Option A to Option B is made, the Face Amount after the change is effected will be equal to the Face Amount before the change less the Policy Value on the effective date of the change. When a change from Option B to Option A is made, the Face Amount after the change will be equal to the Face Amount before the change is effected plus the Policy Value on the effective date of the change.

Changing the Face Amount

On or after the first Policy Anniversary, the Owner may request a change in the Face Amount. The request must be received in writing at the Home Office.

Increasing the Face Amount.   Any increase in the Face Amount must be at least $10,000 and an application must be submitted. Protective Life reserves the right to require satisfactory evidence of insurability. In addition, the Insured’s Attained Age must be less than the current maximum Issue Age for the Policies, as determined by Protective Life from time to time. A change in planned periodic premiums may be advisable. (See “Premiums Upon Increase in Face Amount”.) The increase in Face Amount will become effective as of the date shown on the supplemental Policy Specifications Page (which will be sent to you), and the Policy Value will be adjusted to the extent necessary to reflect a Monthly Deduction as of the effective date based on the increase in Face Amount. When the Policy’s lapse protection is in effect, the Policy’s Minimum Monthly Premium amount will also generally be increased.

An administrative fee will be charged for the first twelve months following an increase in the Face Amount.

As with the Policy itself, a Face Amount increase is subject to a cancellation privilege. Therefore, the Owner may exercise the privilege by canceling any increase in Face Amount within the prescribed cancellation period. In such an event, unless the Owner requests otherwise, an amount will be refunded (i.e., credited back to the Policy Value) as described above except that if no additional premiums were required in connection with the Face Amount increase, then the amount refunded is limited to that portion of the first Monthly Deduction following the increase that is attributable to cost of insurance charges for the increase and the monthly administration fee for the increase.

Decreasing the Face Amount.   If a decrease in the Face Amount would result in total premiums paid exceeding the premium limitation prescribed under current tax law to qualify your Policy as a life insurance contract, Protective Life will immediately return to you the amount of such excess above the premium limitation. Although Protective Life will attempt to notify an Owner if a decrease in the Face Amount will cause a Policy to be considered a modified endowment contract, we will not automatically return premium. (See Tax Considerations — Policies which are MECs.)

Protective Life reserves the right to decline a request to decrease the Face Amount if compliance with the guideline premium limitation or cash value accumulation test, if applicable, under current tax law resulting from such a decrease would result in immediate termination of the Policy, or if to effect the requested decrease, payments to the Owner would have to be made from Policy Value for compliance with the guideline premium limitation, and the amount of such payments would exceed the Surrender Value under the Policy.

The Face Amount of a Premiere Protector Policy after any decrease must be at least $50,000 (non-tobacco, tobacco) or $100,000 (preferred, preferred tobacco). The Face Amount of a Premiere Provider Policy after any decrease must be at least $50,000 (nonsmoker, tobacco or smoker class) or $100,000 (preferred class). For specific information regarding a decrease to the Face Amount on a Premiere I Policy, see Appendix A. Protective Life reserves the right to prohibit any decrease in Face Amount (1) for 3 years following an increase in Face Amount and (2) for one Policy Year following the last decrease in Face Amount. If the Initial Face Amount of the Policy has been increased prior to the requested decrease, then the decrease will first be applied against any previous increases in Face Amount in the reverse order in which they occurred. The decrease will then be applied to the Initial Face Amount. A decrease in Face Amount will become effective on the Monthly Anniversary Day that coincides with or next follows receipt and acceptance of a request at the Home Office.

Decreasing the Face Amount of the Policy may have the effect of decreasing monthly cost of insurance charges. However, if the Face Amount is decreased during the first 10 Policy Years (14 Years on a Premiere I Policy) a Surrender Charge will apply. (See “Surrender Charge”.) Decreasing the Face Amount also may have tax consequences.

Additional Coverage from the Flexible Coverage Rider (FCR).   An owner may also obtain additional insurance coverage on the Insured of a Policy by purchasing a FCR at the time the Policy is issued (or later, subject to availability and additional underwriting). The FCR may be purchased on the Insured of a Premiere Protector or Premiere Provider Policy. Limitations on the amount of such coverage may apply. A FCR increases the Death Benefit under the Policy by the face amount of the rider. The face amount of the FCR does not vary with the investment experience of the Variable Account (see “Supplemental Riders”). In addition, a FCR may be canceled separately from the Policy (i.e., it can be canceled without causing the Policy to be canceled or to Lapse). The cost of insurance charge for the FCR will be deducted from the Policy Value as part of the Monthly Deduction (see “Monthly Deduction — Cost of Insurance Charge under a FCR”). No additional surrender or premium expense charge is assessed in connection with a FCR.

The Policy’s lapse protection does not apply to the FCR. Therefore, insurance coverage under the FCR will terminate as of the date when the Policy would have Lapsed if the Policy’s lapse protection had not been in effect.

Owners may increase or decrease the face amount of a FCR separately from the Face Amount of a Policy. Likewise, the Face Amount of a Policy may be increased or decreased without affecting the face amount of a FCR. Since no surrender charge is assessed in connection with a decrease of face amount under a FCR, such a decrease may be less expensive than a decrease in Face Amount of the Policy if the Face Amount decrease would be subject to a surrender charge. On the other hand, continuing coverage on such an increment of Face Amount may have a cost of insurance charge that is higher than the same increment of face amount under the FCR. Owners should consult their sales representative before deciding whether to decrease the Face Amount or FCR face amount.

Owners should consult their sales representative when deciding whether to purchase a FCR.

Settlement Options

The Policy offers a variety of ways of receiving proceeds payable under the Policy, such as on surrender or death, other than in a lump sum. These alternative settlement options are summarized in the SAI. Any sales representative authorized to sell this Policy can further explain these settlement options upon request. All of these settlement options (except one) are forms of fixed-benefit annuities, which do not vary with the investment performance of a separate account. Under each of the fixed-benefit settlement options, no surrender or withdrawal may be made once payments have begun.

TRANSFERS OF POLICY VALUE

Upon receipt of Written Notice to Protective Life at the Home Office you may transfer the Fixed Account Value or any Policy Value in a Sub-Account to other Sub-Accounts or the Fixed Account, subject to certain restrictions described below. Transfers (including telephone transfers — described below) received at the Home Office before 3:00 P.M. Central Time are processed as of the Valuation Day the request is received at the Home Office. Requests received at or after 3:00 P.M. Central Time are processed as of the next Valuation Day. Protective Life may, however defer transfers under the same conditions that payment of Death Benefit Proceeds, withdrawals and surrenders may be delayed. See “Suspension or Delay of Payments”. The minimum amount that may be transferred is the lesser of $100 or the entire amount in any Sub-Account or the Fixed Account from which the transfer is made. If, after the transfer, the amount remaining in a Sub-Account(s) or the Fixed Account would be less than $100, Protective Life reserves the right to transfer the entire amount instead of the requested amount. Protective Life reserves the right to restrict the maximum amount which may be transferred from the Fixed Account in any Policy Year. The maximum is currently the greater of $2,500 or 25% of the Fixed Account Value. Protective Life reserves the right to limit transfers to 12 per Policy Year. For each additional transfer over 12 in any Policy Year, Protective Life reserves the right to charge a transfer fee. The transfer fee, if any, is deducted from the amount being transferred. We have the right to restrict such transfers until the later of thirty days after the Policy Effective Date or six days after the expiration of the Cancellation Period.

Limitations on frequent transfers, including “market timing” transfers.   Frequent transfers may involve an effort to take advantage of the possibility of a lag between a change in the value of a Fund’s portfolio securities and the reflection of that change in the Fund’s share price. This strategy, sometimes referred to as “market timing,” involves an attempt to buy shares of a Fund at a price that does not reflect the current market value of the portfolio securities of the Fund, and then to realize a profit when the Fund shares are sold the next Valuation Day or thereafter.

When you request a transfer among the Sub-Accounts, your request triggers the purchase and redemption of Fund shares. Frequent transfers cause frequent purchases and redemptions of Fund shares. Frequent purchases and redemptions of Fund shares can cause adverse effects for a Fund, Fund shareholders, the Variable Account, other Owners, beneficiaries or owners of other variable life insurance policies we issue that invest in the Variable Account. Frequent transfers can result in the following adverse effects:

•       Increased brokerage trading and transaction costs;

•      Disruption of planned investment strategies;

•      Forced and unplanned liquidation and portfolio turnover;

•       Lost opportunity costs; and

•       Large asset swings that decrease the Fund’s ability to provide maximum investment return to all Policy Owners.

In order to try to protect our Policy Owners and the Funds from the potential adverse effects of frequent transfer activity, the Company has implemented certain market timing policies and procedures

(the “Market Timing Procedures”). Our Market Timing Procedures are designed to detect and prevent frequent, short-term transfer activity that may adversely affect the Funds, Fund shareholders, the Variable Account, other Policy Owners beneficiaries and Policy Owners of other variable life policies we issue that invest in the Variable Account.

We monitor transfer activity in the Contracts to identify frequent transfer activity in any Policy. Our current Market Timing Procedures are intended to detect transfer activity in which the transfers exceed a certain dollar amount and a certain number of transfers involving the same Sub-Accounts within a specific time period. We regularly review transaction reports in an attempt to identify transfers that exceed our established parameters. We do not include transfers made pursuant to the dollar-cost averaging and portfolio rebalancing programs when monitoring for frequent transfer activity.

When we identify transfer activity exceeding our established parameters in a Policy or group of Policies that appear to be under common control, we suspend non-written methods of requesting transfers for that Policy or group of Policies. All transfer requests for the affected Policy or group of Policies must be made by Written Notice. We notify the affected Policy Owner(s) in writing of these restrictions.

In addition to our Market Timing Procedures, the Funds may have their own market timing policies and restrictions. While we reserve the right to enforce the Funds’ policies and procedures, Owners and other persons with interests under the Policies should be aware that we may not have the contractual authority or the operational capacity to apply the market timing policies and procedures of the Funds.  However, under SEC rules, we are required to: (1) enter into a written agreement with each Fund or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Owners, and (2) execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Owners who violate the market timing policies established by the Fund.

Some of the Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the Fund’s investment adviser, the Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by law, we reserve the right to delay or refuse to honor a transfer request, or to reverse a transfer at any time we are unable to purchase or redeem shares of any of the Funds because of the Fund’s refusal or restriction on purchases or redemptions. We will notify the Policy Owner(s) of any refusal or restriction on a purchase or redemption by a Fund relating to that Policy Owner’s transfer request. Some Funds also may impose redemption fees on short-term trading (i.e., redemptions of mutual Fund shares within a certain number of business days after purchase). We reserve the right to implement, administer, and collect any redemption fees imposed by any of the Funds. You should read the prospectus of each of the Funds for more information about its ability to refuse or restrict purchases or redemptions of its shares, which may be more or less restrictive than our Market Timing Procedures and those of other Funds, and to impose redemption fees.

We apply our Market Timing Procedures consistently to all Policy Owners without special arrangement, waiver or exception. We reserve the right to change our Market Timing Procedures at any time without prior notice as we deem necessary or appropriate to better detect and deter potentially harmful frequent transfer activity, to comply with state or federal regulatory requirements, or both. We may change our parameters to monitor for different dollar amounts, number of transfers, time period of the transfers, or any of these.

Policy Owners seeking to engage in frequent transfer activity may employ a variety of strategies to avoid detection. Our ability to detect and deter such transfer activity is limited by operational systems and technological limitations. Furthermore, the identification of Policy Owners determined to be engaged in transfer activity that may adversely affect others involves judgments that are inherently subjective. Accordingly, despite our best efforts, we cannot guarantee that our Market Timing Procedures will detect or deter every potential market timer. In addition, because other insurance companies, retirement plans, or both may invest in the Funds, we cannot guarantee that the Funds will not suffer harm from frequent transfer activity in contracts or policies issued by other insurance companies or by retirement plan participants.

Reservation of Rights

Protective Life reserves the right without prior notice to modify, restrict, suspend or eliminate the transfer privileges (including telephone transfers) at any time, for any class of Policies, for any reason. In particular, we reserve the right not to honor transfer requests by a third party holding a power of attorney from an Owner where that third party requests simultaneous transfers on behalf of the Owners of two or more Policies. In the event Protective Life chooses to exercise these rights, we will notify the affected Owners in writing or through a supplement to this Prospectus.

Telephone Transfers

Transfers may be made upon instructions given by telephone, provided the appropriate election has been made on the application or written authorization is provided.

Protective Life will confirm all transfer instructions communicated by telephone. For telephone transfers we require a form of personal identification prior to acting on instructions received by telephone. We also make a tape-recording of the instructions given by telephone. If we follow these procedures we are not liable for any losses due to unauthorized or fraudulent instructions. Protective Life reserves the right to suspend telephone transfer privileges at any time for any class of Policies.

A number of telephonic or electronic services may be available or become available in the future. Telephone and online transfers, and transfers via facsimile, may not always be available. Telephone and computer systems, whether yours, your service provider’s, your agent’s, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should make your transfer request in writing.

Dollar-Cost Averaging

If you elect at the time of application or at any time thereafter by Written Notice to Protective Life at the Home Office, you may systematically and automatically transfer, on a monthly or quarterly basis, specified dollar amounts subject to the following restrictions: no transfers may be made into the Fixed Account. This is known as the dollar-cost averaging method of investment. By transferring on a regularly scheduled basis as opposed to allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations in Sub-Account unit values. Protective Life, however, makes no guarantee that the dollar-cost averaging method will result in a profit or protect against loss.

To elect dollar-cost averaging, Policy Value in the source Sub-Account or the Fixed Account must be at least $5,000 at the time of election. Automatic transfers for dollar-cost averaging are subject to all transfer restrictions other than the maximum transfer amount from the Fixed Account restriction. You may elect dollar cost averaging for periods of at least 6 months but no longer than 48 months. At least $100 must be transferred each month or $300 each quarter. Dollar-cost averaging transfers may commence on any day of the month that you request except the 29th, 30th, or 31st. If no day is selected, transfers will occur on the Monthly Anniversary Day. We have the right to restrict these transfers until 6 days after the end of the Cancellation Period.

Once elected, Protective Life will continue to process dollar-cost averaging transfers until the earlier of the following: (1) the number of designated transfers has been completed, or (2) the Policy Value in the appropriate source Sub-Account or the Fixed Account is depleted, (3) the Owner, by Written Notice received by Protective Life at the Home Office, instructs Protective Life to cease the automatic transfers,

(4) a grace period begins under the Policy, or (5) the maximum amount of Policy Value has been transferred under a dollar-cost averaging election.

Automatic transfers made to facilitate dollar-cost averaging will not count toward the 12 transfers permitted each Policy Year if Protective Life elects to limit the number of transfers or impose the transfer fee. Protective Life reserves the right to discontinue offering automatic dollar-cost averaging transfers upon 30 days’ Written Notice.

Portfolio Rebalancing

At the time of application or at any time thereafter by Written Notice to Protective Life, you may instruct Protective Life to automatically transfer, on a quarterly, semi-annual or annual basis, your Variable Account Value among specified Sub-Accounts to achieve a particular percentage allocation of Variable Account Value among such Sub-Accounts (“Portfolio Rebalancing”). Such percentage allocations must be in whole numbers and must allocate amounts only among the Sub-Accounts. No amounts will be transferred to the Fixed Account as part of Portfolio Rebalancing. A minimum Variable Account Value of $100 is required for Portfolio Rebalancing. Unless you instruct otherwise when electing rebalancing, the percentage allocation of your Variable Account Value for Portfolio Rebalancing will be based on your premium allocation instructions in effect at the time of rebalancing. Any allocation instructions, including Portfolio Rebalancing allocation instructions, that you give us that differ from your then current Net Premium allocation instructions will be deemed to be a request to change your Net Premium allocation. Portfolio Rebalancing may commence on any day of the month that you request except the 29th, 30th or 31st. If no day is selected, rebalancing will occur on each applicable Monthly Anniversary Day. We have the right to restrict Portfolio Rebalancing until six days after the end of the Cancellation Period.

Once elected, Portfolio Rebalancing begins on the first quarterly, semi-annual or annual anniversary following election. You may change or terminate Portfolio Rebalancing by written instruction received by Protective Life at the Home Office, or by telephone if you have previously authorized us to take telephone instructions. If Protective Life elects to limit the number of transfers or impose the transfer fee Portfolio Rebalancing transfers will not count as one of the 12 free transfers available during any Policy Year. Protective Life reserves the right to assess a processing fee for this service or to discontinue Portfolio Rebalancing upon 30 days’ Written Notice.

SURRENDERS AND WITHDRAWALS

Surrender Privileges

At any time (prior to the Maturity Date — for Premiere I (see Appendix A)) while the Policy is still in force and while the Insured is still living, you may surrender your Policy for its Surrender Value. Surrender Value is determined as of the end of the Valuation Period during which the Written Notice requesting the surrender, the Policy and any other required documents are received by Protective Life at the Home Office. Valuation Periods end at the close of regular trading on the New York Stock Exchange, which is generally at 3:00 p.m. Central Time. Protective Life will process any surrender request received at the Home Office at or after the end of the Valuation Period on the next Valuation Day. A Surrender Charge may apply. The Surrender Value is paid in a lump sum unless the Owner requests payment under a settlement option. Payment is generally made within 7 calendar days. A Policy which terminates upon surrender cannot later be reinstated.

Withdrawal Privileges

At any time after the first Policy Year, an Owner, by Written Notice received at the Home Office, may make a withdrawal of Surrender Value not less than $500. Protective Life will withdraw the amount requested, plus a withdrawal charge, from unloaned Policy Value as of the end of the Valuation Period during which the written request is received at the Home Office. Valuation Periods end at the close of regular trading on the New York Stock Exchange, which is generally at 3:00 p.m. Central Time.  Protective Life will process any withdrawal request received at the Home Office at or after the end of the Valuation Period on the next Valuation Day.

The Owner may specify the amount of the withdrawal to be made from any Sub-Account or the Fixed Account. If the Owner does not so specify, or if the Sub-Account Value or Fixed Account Value is insufficient to carry out the request, the withdrawal from each Sub-Account and the Fixed Account is based on the proportion that such Sub-Account Value(s) and Fixed Account Value bears to the total unloaned Policy Value on the Valuation Day immediately prior to the Withdrawal. Payment is generally made within seven calendar days.

If Death Benefit Option A is in effect, Protective Life reserves the right to reduce the Face Amount by the withdrawn amount. Protective Life may reject a withdrawal request if the withdrawal would reduce the Face Amount below the minimum amount for which the Policy would be issued under Protective Life’s then-current rules, or if the withdrawal would cause the Policy to fail to qualify as a life insurance contract under applicable tax laws, as interpreted by Protective Life. If the Face Amount at the time of the withdrawal includes increases from the Initial Face Amount and the withdrawal requires a decrease of Face Amount, the reduction is made first from the most recent increase, then from prior increases, if any, in reverse order of their being made and finally from the Initial Face Amount.

POLICY LOANS

Under the Policy, you may obtain a standard loan subject to certain conditions. The Premiere Provider and the Premiere Protector also allow you to obtain a carry-over loan. A carry-over loan is a loan which is transferred from another policy that is exchanged for the Policy under Section 1035 of the Internal Revenue Code. A carry-over loan must be approved by Protective Life and can only be executed at the time of issue. After the first Policy Anniversary and while the Insured is still living, you may borrow from Protective Life under a standard loan using the Policy as the security for the loan. A standard loan is any loan that is not a carry-over loan. Policy loans must be requested by Written Notice received at the Home Office. Generally, the minimum loan amount is $500 and the maximum loan amount is 90% of the Policy’s Cash Value. This maximum is reduced by any Policy Debt or any lien outstanding (including accrued interest) on the Valuation Day that your loan request is received. State variations may apply. Outstanding

Policy Debt and any lien therefore reduces the amount available for new Policy loans. Loan proceeds generally are mailed within seven calendar days of the loan being approved.

Loan Collateral

When a Policy loan is made, an amount equal to the loan is transferred out of the Sub-Accounts and the Fixed Account and into a Loan Account established for the Policy. Like the Fixed Account, a Policy’s Loan Account is part of Protective Life’s general account and amounts therein earn interest as credited by Protective Life from time to time. Because Loan Account values are part of Policy Value, a loan will have no immediate effect on the Policy Value. In contrast, Surrender Value (including, as applicable, Variable Account Value and Fixed Account Value) under a Policy is reduced immediately by the amount transferred to the Loan Account. The Owner can specify the Sub-Accounts and the Fixed Account from which collateral is transferred to the Loan Account. If no allocation is specified, collateral is transferred from each Sub-Account and from the Fixed Account in the same proportion that the value in each Sub-Account and the Fixed Account bears to the total unloaned Policy Value on the date that the loan is made.

On each Policy Anniversary, an amount of Policy Value equal to any due and unpaid loan interest (explained below), is also transferred to the Loan Account. Such interest is transferred from each Sub-Account and the Fixed Account in the same proportion that each Sub-Account Value and the Fixed Account Value bears to the total unloaned Policy Value.

Loan Repayment

You may repay all or part of your Policy Debt (the amount borrowed plus unpaid interest) at any time while the Insured is living and the Policy is in force. Loan repayments must be sent to the Home Office and are credited as of the Valuation Day received. The Owner may specify in writing that any unscheduled premiums paid while a loan is outstanding be applied as loan repayments. (Loan repayments, unlike unscheduled premium payments, are not subject to the premium expense charge.) When a loan repayment is made, Policy Value in the Loan Account in an amount equal to the repayment is transferred from the Loan Account to the Sub-Accounts and the Fixed Account. Thus, a loan repayment will have no immediate effect on the Policy Value, but the Surrender Value (including, as applicable, Variable Account Value and Fixed Account Value) under a Policy is increased immediately by the amount transferred from the Loan Account. Unless specified otherwise by the Owner(s), amounts are transferred to the Sub-Accounts and the Fixed Account in the same proportion that Net Premiums are allocated.

Interest

Protective Life charges interest daily on any outstanding loan at the following effective annual rates:

Loan Interest Rates
Type of Policy	Current Charge	Guaranteed Charge	Current Carry-Over Loan Charge	Guaranteed Carry-Over Loan Charge
Premiere Protector
Policy Years 2-10 (1-10 for Carry-Over Loans)	5.0%	5.0%	4.0%	5.0%
Policy Years 11 and greater	3.0%	3.25%	3.0%	3.25%
Premiere Provider
Policy Years 2-10 (1-10 for Carry-Over Loans)	6.0%	6.0%	5.0%	6.0%
Policy Years 11 and greater	4.0%	4.25%	4.0%	4.25%

Interest will accrue daily on any outstanding loan, and is considered part of Policy Debt. Interest is due and payable at the end of each Policy Year. We will notify you of the amount due. If interest is not paid when due, the amount of the interest is added to the principal amount of the loan. If the interest payment is received prior to or on the policy anniversary date it will be applied as of the anniversary date. If the interest payment is received after the anniversary date it will be applied as of the Valuation Day it is received and credited as a partial loan repayment.

The Loan Account is credited with an effective annual interest rate of not less than 3.0% (4.0% for Premiere Provider). Protective Life determines the rate of interest to be credited to the Loan Account in advance of each calendar year. The rate, once determined, is applied to the calendar year which follows the date of determination. On each Policy Anniversary, the interest earned on the Loan Account since the previous Policy Anniversary is transferred to the Sub-Accounts and to the Fixed Account. The interest is transferred and allocated to the Sub-Accounts and the Fixed Account in the same proportion that Net Premiums are allocated.

The difference between the rate of interest charged on borrowed money and the rate credited on the Loan Account is the net cost of the loan. The net cost of loans is set forth in the table below.

Net Cost of Loans
Type of Policy	Current	Guaranteed	Current Carry-Over Loan	Guaranteed Carry-Over Loan
Premiere Protector
Policy Years 2-10 (1-10 for Carry-Over Loans)	2.0%	2.0%	1.0%	2.0%
Policy Years 11 and greater	0.0%	0.25%	0.0%	0.25%
Premiere Provider
Policy Years 2-10 (1-10 for Carry-Over Loans)	2.0%	2.0%	1.0%	2.0%
Policy Years 11 and greater	0.0%	0.25%	0.0%	0.25%

For specific information regarding loans on the Premiere I Policy, please see Appendix A.

Non-Payment of Policy Loan

If the Insured dies while a loan is outstanding, the Policy Debt (which includes any accrued but unpaid interest) is deducted from the Death Benefit in calculating the Death Benefit Proceeds.

If the Loan Account Value exceeds the Cash Value less any lien and accrued interest ( i.e., the Surrender Value becomes zero) on any Valuation Day, you must pay that excess amount. The Company will send you (or any assignee of record) a notice of the amount you must pay. You must pay this amount within 31 days after the notice is sent, or the Policy will lapse.

Effect of Policy Loans

A loan, whether or not repaid, has a permanent effect on the Death Benefit and Policy Value because the investment results of the Sub-Accounts and current interest rates credited on Fixed Account Value do not apply to Policy Value in the Loan Account. The larger the loan and longer the loan is outstanding, the greater will be the effect of Policy Value held as collateral in the Loan Account. Depending on the investment results of the Sub-Accounts or credited interest rates for the Fixed Account while the loan is outstanding, the effect could be favorable or unfavorable. Policy loans also may increase the potential for Lapse if investment results of the Sub-Accounts to which Surrender Value is allocated is unfavorable. Since interest credited on the Loan Account is transferred to the Sub-Accounts, even if the interest rate charged on the Policy Debt is equal to the rate credited on Policy Value in the Loan Account, unpaid interest will be added to the outstanding loan balance and will increase Policy Debt. If a Policy lapses with loans outstanding, certain amounts may be subject to income tax. In addition, if your Policy is a “modified endowment contract,” loans may be currently taxable and subject to a 10% penalty tax. See “Tax Considerations,” for a discussion of the tax treatment of Policy loans.

SUSPENSION OR DELAYS IN PAYMENTS

Protective Life will ordinarily pay any Death Benefit proceeds, Policy loans, withdrawals, or surrenders within seven calendar days after receipt at the Home Office of all the documents required for such a payment. Other than the Death Benefit, which is determined as of the date of death, the amount will be determined as of the Valuation Day of receipt of all required documents. However, Protective Life may delay making a payment or processing a transfer request if (1) the New York Stock Exchange is closed for other than a regular holiday or weekend, trading on the Exchange is restricted by the SEC, or the SEC declares that an emergency exists as a result of which the disposal or valuation of Variable Account assets is not reasonably practicable; or (2) the SEC by order permits postponement of payment to protect Owners. (See also “Payments from the Fixed Account”.)

In certain circumstances, applicable federal law may require Protective Life to “freeze” your account and refuse your request for a transfer, withdrawal, surrender, loan or death proceeds until receipt of instructions from the appropriate regulator.

POLICY LAPSE AND REINSTATEMENT

Lapse

Failure to pay planned periodic premiums will not necessarily cause a Policy to Lapse. However, paying all planned periodic premiums will not necessarily prevent a Policy from lapsing. Except when the lapse protection provision of the Policy is in effect, a Policy will Lapse if its Surrender Value (without taking into account any liens (including accrued interest) on the Policy) is insufficient to cover the Monthly Deduction on the Monthly Anniversary Day. Absent any lapse protection, if the Surrender Value on any Monthly Anniversary Day is less than the amount of the Monthly Deduction due on that date, the Policy will be in default and a grace period will begin. This could happen if investment experience has been sufficiently unfavorable that it has resulted in a decrease in Surrender Value or the Surrender Value has decreased because you have not paid sufficient Net Premiums to offset prior Monthly Deductions.

In the event of a Policy default, you have a 61-day grace period to make a payment of Net Premium at least sufficient to cover the current and past-due Monthly Deductions. Protective Life will send you, at your last known address and the last known address of any assignee of record, notice of the premium required to prevent lapse. A Policy will remain in effect during the grace period. If the Insured should die during the grace period, the Death Benefit Proceeds payable to the beneficiary will reflect a reduction for the Monthly Deductions due on or before the date of the Insured’s death as well as any unpaid Policy Debt or liens (including accrued interest). (See “Death Benefit Proceeds”.) Unless the premium stated in the notice is paid before the grace period ends, the Policy will Lapse.

Lapse Protection.   In return for paying the Minimum Monthly Premium specified in the Policy or an amount equivalent thereto by the Monthly Anniversary Day, Protective Life guarantees that a Policy will remain in force for the period identified below, regardless of the Surrender Value, if, for each month that the Policy has been in force since the Policy Effective Date, the total premiums paid less any withdrawals and Policy Debt is greater than or equal to the Minimum Monthly Premium (shown in the Policy) multiplied by the number of complete policy months since the Policy Effective Date, including the current policy month. The Minimum Monthly Premium is calculated for each Policy based on the age, sex and rate class of the Insured, the requested Face Amount and any supplemental riders. The Policy’s lapse protection does not apply to coverage under the Flexible Coverage Rider (FCR). See “Death Benefit Proceeds—Additional Coverage from the Flexible Coverage Rider (FCR)”.

We will not notify you in the event the Policy’s lapse protection is no longer in effect.

The Policy’s lapse protection generally remains in effect on the Premiere Protector Policy, during the first 15 Policy Years, if the Insured’s Issue Age is 0 through 39, during the first 10 Policy Years, if the Insured’s Issue Age is 40 through 64, and during the first 8 Policy Years, if the Insured’s Issue Age is 65 through 80. For the Premiere Provider Policy, this provision remains in effect during the first 15 Policy Years, if the Insured’s Issue Age is 18 through 39, during the first 10 Policy Years, if the Insured’s Issue Age is 40 through 64, and during the first 5 Policy Years, if the Insured’s Issue Age is 65 through 75. The lapse protection period will be shorter in some states for Premiere Provider Policies issued to Insureds of certain Issue Ages. For more information please consult your registered representative.

If you increase your Policy’s Face Amount or change the Death Benefit option while the Policy’s lapse protection is in effect, Protective Life will not extend the period of this guarantee. The guarantee period is based on the Policy Effective Date. However, upon an increase in Face Amount, Protective Life will recalculate the Minimum Monthly Premium, which will generally also increase. Any other change in the benefits provided under this Policy or its riders which is made after the Policy Effective Date and during the period of the lapse protection also may result in a change to the Minimum Monthly Premium. Protective Life will notify you of any increase in the Minimum Monthly Premium and will amend your Policy to reflect the change.

Payment of the Minimum Monthly Premium may not be sufficient to keep the Policy in force beyond the period covered by the Policy’s lapse protection.

For more information regarding lapse protection on the Premiere I Policy and related riders, see Appendix A.

Reinstatement

An Owner may reinstate a Policy within 5 years of its lapse provided that: (1) a request for reinstatement is made by Written Notice received by Protective Life at the Home Office, (2) the Insured is still living, (3) the Maturity Date, if applicable, has not been reached, (4) the Owner pays Net Premiums equal to (a) all Monthly Deductions that were due but unpaid during the grace period (with interest not to exceed an effective annual rate of 6%, on Premiere Provider and Premiere Protector, if required by the Company), and (b) which are at least sufficient to keep the reinstated Policy in force for three months, (5) the Insured provides Protective Life with satisfactory evidence of insurability, (6)  the Owner repays or reinstates any Policy Debt and/or lien (including accrued interest) which existed at the end of the grace period; and (7) the Policy has not been surrendered. The “Approval Date” of a reinstated Policy is the date that Protective Life approves the Owner’s request for reinstatement and requirements 1-7 above have been met.

THE COMPANY AND THE FIXED ACCOUNT

Protective Life Insurance Company

Protective Life is a Tennessee stock life insurance company. Founded in 1907, we offer individual life and health insurance, annuities, group life and health insurance, and guaranteed investment contracts. Protective Life is currently licensed to transact life insurance business in 49 states and the District of Columbia. Our offices are located in Birmingham. Alabama. Our mailing address is P.O. Box 830771, Birmingham, Alabama 35283-0771. As of December 31, 2006, we had total assets of approximately
$39.2 billion. Protective Life is the principal operating subsidiary of Protective Life Corporation (“PLC”), an insurance holding company whose stock is traded on the New York Stock Exchange. PLC, a Delaware corporation, had consolidated assets of approximately $39.8 billion at December 31, 2006. To find out more information about us, go to www.protective.com.

The Fixed Account

The Fixed Account consists of assets owned by Protective Life with respect to the Policies, other than those in the Variable Account. It is part of Protective Life’s general account assets. Protective Life’s general account assets are used to support its insurance and annuity obligations other than those funded by separate accounts, and are subject to the claims of Protective Life’s general creditors. Subject to applicable law, Protective Life has sole discretion over the investment of the assets of the Fixed Account. The Loan Account is part of the Fixed Account. Guarantees of Net Premiums allocated to the Fixed Account, and interest credited thereto, are backed by Protective Life. The Fixed Account Value is calculated daily.

Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933 nor has the Fixed Account been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the Fixed Account nor any interests therein are subject to the provisions of these Acts and, as a result, the staff of the SEC has not reviewed the disclosure in this prospectus relating to the Fixed Account. The disclosure regarding the Fixed Account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

Interest Credited on Fixed Account Value.   Protective Life guarantees that the interest credited during the first Policy Year to the initial Net Premiums allocated to the Fixed Account will not be less than the initial annual effective interest rate shown in the Policy. The interest rate credited to subsequent Net Premiums allocated to or amounts transferred to the Fixed Account will be the annual effective interest rate in effect on the date that the Net Premium(s) is received by Protective Life or the date that the transfer is made. The interest rate is guaranteed to apply to such amounts for a twelve month period which begins on the date that the Net Premium(s) is allocated or the date that the transfer is made.

After an interest rate guarantee expires as to a Net Premium or amount transferred, (i.e., 12 months after the Net Premium or transfer is placed in the Fixed Account) Protective Life will credit interest on the Fixed Account Value attributable to such Net Premium or transferred amount at the current interest rate in effect. New current interest rates are effective for such Fixed Account Value for 12 months from the time that they are first applied. Protective Life, in its sole discretion, may declare a new current interest rate from time to time. Protective Life will credit annual effective interest rates of not less than 3.00% on the Premiere Protector (4.00% for Premiere Provider and Premiere I). For purposes of crediting interest, amounts deducted, transferred or withdrawn from the Fixed Account are accounted for on a “first-in-first-out” (FIFO) basis.

Payments from the Fixed Account.   Payments from the Fixed Account for a withdrawal, surrender or loan request may be deferred for up to six months from the date Protective Life receives the written request. If a payment from the Fixed Account is deferred for 30 days or more, it will bear interest at a rate of 3% per year on the Premiere Protector (4.00% for Premiere Provider and Premiere I) (or an alternative rate if required by applicable state insurance law), compounded annually while payment is deferred.

THE VARIABLE ACCOUNT AND THE FUNDS

Protective Variable Life Separate Account

Protective Variable Life Separate Account is a separate investment account of Protective Life established under Tennessee law by the board of directors of Protective Life on February 22, 1995. The Variable Account is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”) and is a “separate account” within the meaning of the federal securities laws. This registration does not involve supervision by the SEC of the management or investment policies of practices or the Variable Account.

Protective Life owns the assets of the Variable Account. These assets are held separate from other assets and are not part of Protective Life’s general account. Assets of the Variable Account equal to the reserves or other contract liabilities of the Variable Account will not be charged with liabilities that arise from any other business that Protective Life conducts. Protective Life may transfer to its general account any assets of the Variable Account which exceed the reserves and other contract liabilities of the Variable Account (which always are at least equal to the aggregate Surrender Values under the Policies). Protective Life may accumulate in the Variable Account the charge for mortality and expense risks and investment results applicable to those assets that are in excess of the reserves and other contract liabilities related to the Policies. Protective Life is obligated to pay all benefits provided under the Policies.

The Variable Account is divided into 47 Sub-Accounts. The income, gains or losses, whether or not realized, from the assets of each Sub-Account are credited to or charged against that Sub-Account without regard to any other income, gains or losses of Protective Life. Each Sub-Account invests exclusively in shares of a corresponding Fund. Therefore, the investment experience of your Policy depends on the experience of the Sub-Accounts you select. In the future, the Variable Account may include other Sub-Accounts that are not available under the Policies and are not otherwise discussed in this prospectus.

Additional Sub-Accounts may be available for certain Policies issued before May 1, 2002. Please see Appendix D for more information.

The Funds

Each Sub-Account invests in a corresponding Fund. Each Fund is an investment portfolio of one of the following investment companies: Goldman Sachs Variable Insurance Trust managed by Goldman Sachs Asset Management L.P. or Goldman Sachs Asset Management International; Van Kampen Life Investment Trust managed by Van Kampen Asset Management; Universal Institutional Funds, Inc., managed by Morgan Stanley Investment Management, Inc., doing business as Van Kampen; Oppenheimer Variable Account Funds (the “Oppenheimer Funds”) managed by Oppenheimer Funds, Inc.; MFS® Variable Insurance Trust (the “MFS Funds”) managed by MFS Investment Management; Fidelity® Variable Insurance Products Funds (the “Fidelity Funds”) managed by Fidelity Management & Research Company and subadvised by Bankers Trust Company, in the case of the Fidelity VIP Index 500 Portfolio, SC, and FMR Co., Inc. in the case of the Fidelity VIP Growth Portfolio, SC and Fidelity VIP Contrafund® Portfolio, SC; Lord Abbett Series Fund, Inc. (the “Lord Abbett Funds”) managed by Lord, Abbett & Co.; or Franklin Templeton Variable Insurance Products Trust managed by Franklin/Templeton Distributors, Inc.

There is no guarantee that any Fund will meet its investment objectives. Please refer to the prospectus for each of the Funds you are considering for more information.

Fidelity® Variable Insurance Products

VIP Contrafund® Portfolio, Service Class 2

This Fund seeks long-term capital appreciation.

VIP Equity-Income Portfolio, Service Class 2

This Fund seeks reasonable income. The Fund will also consider the potential for capital appreciation. The Fund’s goal is to achieve a yield which exceeds the composite yield on the securities comprising the Standard & Poor’s 500SM Index (S&P 500®).

VIP Growth Portfolio, Service Class 2

This Fund seeks to achieve capital appreciation.

VIP Index 500 Portfolio, Service Class 2

This Fund seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500.

VIP Investment Grade Bond Portfolio, Service Class 2

This Fund seeks as high a level of current income as is consistent with the preservation of capital.

VIP MidCap Portfolio, Service Class 2

This Fund seeks long-term growth of capital.

Franklin Templeton Variable Insurance Products Trust

Franklin Flex Cap Growth Securities Fund, Class 2

This Fund seeks capital appreciation.

Franklin Income Securities Fund, Class 2

This Fund seeks to maximize income while maintaining prospects for capital appreciation.

Franklin Rising Dividends Securities Fund, Class 2

This Fund seeks long-term capital appreciation, with preservation of capital as an important consideration.

Franklin Small-Mid Cap Growth Securities Fund, Class 2

This Fund seeks long-term capital growth.

Franklin U.S. Government Fund, Class 2

This Fund seeks income.

Mutual Shares Securities Fund, Class 2

This Fund seeks capital appreciation, with income as a secondary goal.

Templeton Foreign Securities Fund, Class 2

This Fund seeks long-term capital growth.

Templeton Global Income Securities Fund, Class 2

This Fund seeks high current income, consistent with preservation of capital, with capital appreciation.

Templeton Growth Securities Fund, Class 2

This Fund seeks long-term capital growth.

Goldman Sachs Variable Insurance Trust

Capital Growth Fund

Long-term growth of capital.

Growth and Income Fund

This Fund seeks long-term growth of capital and growth of income.

MidCap Value Fund (available only in Contracts purchased before May 1, 2006)

Long-term capital appreciation.

Strategic International Equity Fund

Long-term capital appreciation.

Structured Small Cap Equity Fund

Long-term growth of capital.

Structured U. S.  Equity Fund

Long-term growth of capital and dividend income.

Lord Abbett Series Fund

America’s Value Portfolio

The Fund’s investment objective is to seek current income and capital appreciation.

Bond-Debenture Portfolio

The Fund’s investment objective is to seek high current income and the opportunity for capital appreciation to produce a high total return.

Growth and Income Portfolio

This Fund’s investment objective is long-term growth of capital and income without excessive fluctuations in market value.

Growth Opportunities Portfolio

The Fund’s investment objective is capital appreciation.

Mid-Cap Value Portfolio

The Fund seeks capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace.

MFS® Variable Insurance TrustSM

Emerging Growth Series, Service Class Shares

This Fund’s investment objective is to seek to provide long-term growth of capital.

Investors Growth Series, Service Class Shares

This Fund’s investment objective is to seek capital appreciation.

Investors Trust Series, Service Class Shares

This Fund’s investment objective is to seek capital appreciation.

New Discovery Series, Service Class Shares

This Fund’s investment objective is to seek capital appreciation.

Research Series, Service Class Shares

This Fund’s investment objective is to seek capital appreciation.

Total Return Series, Service Class Shares

This Fund’s investment objective is to seek total return.

Utilities Series, Service Class Shares

This Fund’s investment objective is to seek total return.

Oppenheimer Variable Account Funds

Capital Appreciation Fund/VA, Service Shares

This Fund seeks to achieve long-term capital appreciation by investing in securities of well-known established companies.

Global Securities Fund/VA, Service Shares

This Fund seeks long-term capital appreciation by investing in securities of foreign issuers, “growth type” companies, cyclical industries and special situations that are considered to have appreciation possibilities.

High Income Fund/VA, Service Shares

This Fund seeks a high level of current income from investment in high yield fixed-income securities.

Main Street Fund/VA, Service Shares

This Fund seeks a high total return (which includes growth in the value of its shares as well as current income) from equity and debt securities.

MidCap Fund/VA, Service Shares

This Fund seeks capital appreciation by investing in “growth type” companies.

Money Fund/VA

This Fund seeks maximum current income from investments in “money market” securities consistent with low capital risk and the maintenance of liquidity. An investment in the Money Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The yield of this Fund may become very low during periods of low interest rates. After deduction of Variable Account charges, the yield in the Sub-Account that invests in this Fund could be negative.

Strategic Bond Fund/VA, Service Shares

This Fund seeks a high level of current income principally derived from interest on debt securities.

Universal Institutional Funds, Inc.

Equity and Income Portfolio Class II

Seeks both capital appreciation and current income.

Van Kampen Life Investment Trust

Aggressive Growth Portfolio Class II

Seeks capital growth.

Comstock Portfolio Class II

Seeks capital growth and income through investment in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks.

Enterprise Portfolio Class II

Seeks capital appreciation through investments in securities believed by the Portfolio’s investment adviser to have above average potential for capital appreciation.

Government Portfolio Class II

Seeks to provide investors with high current return consistent with preservation of capital.

Growth and Income Portfolio Class II

Seeks long-term growth of capital and income.

Strategic Growth Portfolio Class II (formerly Emerging Growth Portfolio Class II)

Seeks capital appreciation.

There Is No Assurance That The Stated Objectives And Policies Of Any Of The Funds Will Be Achieved.

More detailed information concerning the investment objectives, policies and restrictions of the Funds, the expenses of the Funds, the risks of investing in the Funds and other aspects of their operations can be found in the current prospectuses for the Funds and the current statement of additional information for each of the Funds. The Funds’ prospectuses should be read carefully before any decision is made concerning the allocation of Net Premiums or transfers among the Sub-Accounts.

Selection of Funds

We select the Funds offered through the Policies based on several criteria, including the following:

•  asset class coverage,

•  the strength of the investment adviser’s (or sub-adviser’s) reputation and tenure,

•  brand recognition,

•  performance,

•  the capability and qualification of each investment firm, and

•  whether our distributors are likely to recommend the Funds to Policy Owners.

Another factor we consider during the selection process is whether the Fund, its adviser, its sub-adviser, or an affiliate will ,make payments to us or our affiliates. For a discussion of these arrangements, see “Certain Payments We Receive with Regard to the Funds.”  We also consider whether the Fund, its adviser, sub-adviser, or distributor (or an affiliate) can provide marketing and distribution support for sale of the Policies. We review each Fund periodically after it is selected. Upon review, we may remove a Fund or restrict allocation of additional Purchase Payments and/or transfers of Policy Value to a Fund if we determine the Fund no longer meets one or more of the criteria and/or if the Fund has not attracted significant policy owner assets. We do not recommend or endorse any particular Fund, and we do not provide investment advice.

Other Information About the Funds.    Shares of these Funds are offered only to: (1) the Variable Account, (2) other separate accounts of Protective Life supporting variable annuity contracts or variable life insurance policies, (3) separate accounts of other life insurance companies supporting variable annuity contracts or variable life insurance policies, and (4)  certain qualified retirement plans. Such shares are not offered directly to investors but are available only through the purchase of such contracts or policies or through such plans. See the prospectus for each Fund for details about that Fund.

Certain Funds may have investment objectives and policies similar to other mutual funds (sometimes having similar names) that are managed by the same investment adviser or manager. The investment results of the Funds, however, may be more or less favorable than the results of such other mutual funds. Protective Life does not guarantee or make any representation that the investment results of any Fund is, or will be, comparable to any other mutual fund, even one with the same investment adviser or manager.

Certain Payments We Receive with Regard to the Funds

We (and our affiliates) may receive payments from the Funds, their advisers, sub-advisers, and their distributors, or affiliates thereof. These payments are negotiated and thus differ by Fund (sometimes substantially), and the amounts we (or our affiliates) receive may be significant. Proceeds from these payments may be used for any corporate purpose, including payment of expenses that we and our affiliates incur in promoting, marketing, distributing, and administering the Policies; and, in our role as intermediary, the Funds. We (and our affiliates) may profit from these payments.

12b-1 Fees.   We and our affiliate, Investment Distributors, Inc. (“IDI”), the principal underwriter for the Policies, receive 12b-1 fees from the Funds, their advisers, sub-advisers, and their distributors, or affiliates thereof that are based on a percentage of the average daily net assets of the particular Fund attributable to the Policies and to certain other variable insurance policies issued or administered by us (or our affiliate). IDI may pay some or all of the 12b-1 fees it receives to us. Rule 12b-1 fees are paid out of Fund assets as part of the Fund’s total annual fund operating expenses. Payments made out of Fund assets will reduce the amount of assets that you otherwise would have available for investment, and will reduce the return on your investment. The chart below shows the maximum 12b-1 fees we and IDI anticipate we will receive from the Funds on an annual basis:

Incoming 12b-1 Fees

Fund	Maximum 12b-1 fee
Paid to IDI:
Van Kampen Life Investment Trust	0.25%
Oppenheimer Variable Account Funds	0.25%
Fidelity® Variable Insurance Products	0.10%
Franklin Templeton Variable Insurance Products Trust	0.25%
Paid to us:
Universal Institutional Funds, Inc.	0.05%
MFS Variable Insurance Trust	0.25%

Payments From Advisers and/or Distributors.   We (or our affiliates) also receive payments from the investment advisers, sub-advisers, or distributors (or affiliates thereof) of the Funds. These payments may be derived, in whole or in part, from the investment advisory fee deducted from fund assets. Owners, through their indirect investment in the Funds, bear the costs of these investment advisory fees (see the Funds’ prospectuses for more information). The amount of the payments we receive is based on a percentage of the average daily net assets of the particular Fund attributable to the Policies and to certain other variable insurance policies issued or administered by us (or our affiliate). The payments we receive from the investment advisers, sub-advisers or distributors of the Funds currently range from 0.10% to 0.25% of Fund assets attributable to our variable insurance policies. The amount of the payments may be significant.

Other Payments.   A Fund’s adviser, sub-adviser, or distributor or its affiliates may provide us (or our affiliates) and/or broker-dealers that sell the Policies (“selling firms”) with marketing support, may pay us (or our affiliates) and/or selling firms amounts to participate in national and regional sales conferences and meetings with the sales desks, and may occasionally provide us (or our affiliates) and/or selling firms with items of relatively small value, such as promotional gifts, meals, tickets, or other similar items in the normal course of business.

For details about the compensation payments we make in connection with the sale of the Policies, see “Distribution of the Policies.”

Addition, Deletion, or Substitution of Investments

Protective Life may make additions to, deletions from, or substitutions for the shares that are held in or purchased by the Variable Account. If the shares of a Fund are no longer available for investment or further investment in any Fund should become inappropriate in view of the purposes of the Variable Account, Protective Life may redeem the shares of that Fund and substitute shares of another Fund. Substituted Funds may have higher fees and expenses or may be available only to certain classes of purchasers. Protective Life will not substitute any shares without notice and any necessary approval of the SEC and state insurance authorities.

Protective Life also reserves the right to establish additional Sub-Accounts of the Variable Account, which would each invest in shares corresponding to a new Fund. Subject to applicable law and any required SEC approval, Protective Life may establish new Sub-Accounts or eliminate one or more Sub-Accounts if marketing needs, tax considerations or investment conditions warrant. Any new Sub-Accounts may be made available to existing Owner(s) or may be closed to certain classes of purchasers.

If any of these substitutions or changes are made, Protective Life may by appropriate endorsement change the Policy to reflect the substitution or other change. If Protective Life deems it to be in the best interest of Owner(s), the Variable Account may be operated as a management investment company under the 1940 Act, it may be deregistered under that Act if registration is no longer required, or it may be combined with other Protective Life separate accounts. Protective Life may make any changes to the Variable Account required by the 1940 Act or other applicable law or regulation.

Voting Fund Shares

Protective Life is the legal owner of Fund shares held by the Sub-Accounts and has the right to vote on all matters submitted to shareholders of the Funds. However, in accordance with applicable law, Protective Life will vote shares held in the Sub-Accounts at meetings of shareholders of the Funds in accordance with instructions received from Owners with Policy Value in the Sub-Accounts. Should Protective Life determine that it is permitted to vote such shares in its own right, it may elect to do so.

Protective Life will send or make available to Owners voting instruction forms and other voting materials (such as Fund proxy statements, reports and other proxy materials) prior to shareholders meetings. The number of votes as to which an Owner may give instructions is calculated separately for each Sub-Account and may include fractional votes.

An Owner holds a voting interest in each Sub-Account to which Variable Policy Value is allocated under his or her Policy. Owners only have voting interests while the Insured is alive. The number of votes for which an Owner may give instructions is based on the Owner’s percentage interest of a Sub-Account determined as of the date established by the Fund for determining shareholders eligible to vote at the meeting of that Fund.

It is important that each Owner provide voting instructions to Protective Life because shares as to which no timely instructions are received and shares held directly by Protective Life are voted by Protective Life in proportion to the voting instructions that are received with respect to all Policies participating in a Sub-Account. As a result, a small number of Owners may control the outcome of a vote. Voting instructions to abstain on any item are applied to reduce the votes eligible to be cast on that item.

Protective Life may, if required by state insurance officials, disregard Owner voting instructions if such instructions would require shares to be voted so as to cause a change in sub-classification or investment objectives of one or more of the Funds, or to approve or disapprove the investment management agreement or an investment advisory agreement. In addition, Protective Life may under certain circumstances disregard voting instructions that would require changes in the investment management agreement, investment manager, an investment advisory agreement or an investment adviser of one or more of the Funds, provided that Protective Life reasonably disapproves of such changes in accordance with applicable regulations under the 1940 Act. If Protective Life ever disregards voting instructions, Owners will be advised of that action and of the reasons for such action in the next semiannual report.

CHARGES AND DEDUCTIONS

This section describes the charges and deductions we make under the Policy to compensate us for the services and benefits we provide, costs and expenses we incur, and risks we assume. We may profit from the charges deducted, and we may use any such profits for any purpose, including payment of distribution expenses.

For more information regarding the charges and deductions on the Premiere I Policy, see Appendix A.

Premium Expense Charges

The premium expense charge compensates Protective Life for certain sales and state premium tax expenses associated with the Policies and the Variable Account. The maximum premium expense charge is 3% of each premium payment on the Premiere Protector Policy and 6% for Premiere Provider. Protective Life reserves the right to charge less than the maximum charge. Currently, the premium expense charge on the Premiere Protector Policy is equal to 3% of each premium payment (5% for Premiere Provider).

Monthly Deduction

Each month we will deduct an amount from your Policy Value to pay for the benefits provided by your Policy. This amount is called the Monthly Deduction and equals the sum of:

•       the cost of insurance charges

•       the monthly administration fee

•       the mortality and expense risk charge; and

•       any charges for supplemental riders.

If you do not select the Sub-Account(s) from which the Monthly Deduction is deducted, the Monthly Deduction, except for the mortality and expense risk charge, will be deducted from the Sub-Accounts and the Fixed Account pro-rata on the basis of the relative Policy Value. The mortality and expense risk charge will reduce only the Sub-Account Value.

The Owner may select the Sub-Accounts from which you want us to deduct the Monthly Deduction, other than the mortality and expense risk charge. However, if as of the date the Monthly Deduction is to be deducted, the value in any of the selected Sub-Accounts is less than the charge to be deducted from that Sub-Account, the instructions will not be effective. Deductions for mortality and expense risk charge will occur prior to the deduction for the remaining Monthly Deduction.

Cost of Insurance Charge.    This charge compensates Protective Life for the expense of underwriting the Death Benefit. The charge depends on a number of variables and therefore will vary from Policy to Policy and from Monthly Anniversary Day to Monthly Anniversary Day.

The cost of insurance is equal to:

•       the cost of insurance rate, multiplied by

•       the net amount at risk under the Policy for that Monthly Anniversary Day.

The net amount at risk is equal to:

•       the Death Benefit, minus

•       the Policy Value.

Anything that decreases Policy Value, such as negative investment experience or withdrawals, will increase the net amount at risk and result in higher cost of insurance charges. The net amount at risk is affected by investment performance, loans, payments of premiums, Policy fees and charges, the Death Benefit Option chosen, withdrawals, and decreases in Face Amount.

The cost of insurance charge for each increment of Face Amount is calculated separately to the extent a different cost of insurance rate applies. Where, as in Death Benefit Option A, the net amount at risk is equal to the Death Benefit less Policy Value, the entire Policy Value is applied first to offset the Death Benefit derived from the Initial Face Amount. Only if the Policy Value exceeds the Initial Face Amount is the excess applied to offset the portion of the Death Benefit derived from increases in Face Amount in the order of the increases. If there is a decrease in Face Amount after an increase, the decrease is applied first to decrease any prior increases in Face Amount, starting with the most recent increase.

Cost of Insurance Rates.   The cost of insurance rate for a Policy is based on and varies with the Issue Age, sex and rate class of the Insured and on the number of years that a Policy has been in force. For the Premiere Protector Policy, Protective Life currently places Insureds in the following rate classes, based on underwriting: Preferred (ages 18-80), Nontobacco (ages 0-80), Preferred Tobacco (ages 18-80), and Tobacco (ages 15-80). For the Premiere Provider Policy, Insured’s of Issue Ages 18 through 75 are currently placed in the following rate classes, based on underwriting: Preferred, Nonsmoker, Tobacco or Smoker. Substandard rate classes, which involve a higher mortality risk than other classes, are also available. For specific information regarding the cost of insurance rates on the Premiere I Policy, see Appendix  A.

Protective Life guarantees that the cost of insurance rates used to calculate the monthly cost of insurance charge will not exceed the maximum cost of insurance rates set forth in the Policies. The guaranteed rates for standard classes are based on the 1980 Commissioners’ Standard Ordinary Mortality Tables, Male or Female, Smoker or Nonsmoker Mortality Rates (“1980 CSO Tables”). The guaranteed rates for substandard classes are based on multiples of, or additions to, the 1980 CSO Tables.

Protective Life’s current cost of insurance rates may be less than the guaranteed rates that are set forth in the Policy. Current cost of insurance rates will be determined based on Protective Life’s expectations as to future mortality, investment earnings, expenses, taxes, and persistency experience. These rates may change from time to time. Generally, the current cost of insurance rates for the Premiere Protector Policy are less for Policies that have a Face Amount in excess of $299,999.00. However, guaranteed rates do not change if the Face Amount exceeds $299,999.00.

Cost of insurance rates (whether guaranteed or current) for an Insured in a nonsmoker standard class are generally lower than guaranteed rates for an Insured of the same age and sex in a smoker standard class. Cost of insurance rates (whether guaranteed or current) for an Insured in a nonsmoker or smoker standard class are generally lower than guaranteed rates for an Insured of the same age and sex and smoking status in a substandard class.

Protective Life will also determine a separate cost of insurance rate for each increment of Face Amount above the Initial Face Amount based on the Policy duration and the Issue Age, sex and rate class of the Insured at the time of the request for an increase. The following rules will apply for purposes of determining the net amount at risk for each rate.

Protective Life places the Insured in a rate class when the Policy is issued, based on Protective Life’s underwriting of the application. This original rate class applies to the Initial Face Amount. When an increase in Face Amount is requested, Protective Life conducts underwriting before approving the increase (except as noted below) to determine whether a different rate class will apply to the increase. If the rate class for the increase has lower cost of insurance rates than the original rate class (or the rate class of a previous increase), the rate class for the increase also will be applied to the Initial Face Amount and any previous increases in Face Amount beginning as of the effective date of the current increase. If the rate class for the increase has a higher cost of insurance rate than the original rate class (or the rate class of a previous increase), the rate class for the increase will apply only to the increase in Face Amount.

Protective Life does not conduct underwriting for an increase in Face Amount if the increase is requested as part of an exercise of any available guaranteed option to increase the Face Amount without underwriting. (See “Supplemental Riders and Endorsements”.)

In the case of a term conversion, the rate class that applies is the same rate class that applied to the term contract, where applicable. In the case of a guaranteed option, the Insured’s rate class for an increase will be the class in effect when the guaranteed option rider was issued.

Cost of Insurance Charge Under a FCR.   The cost of insurance charge is determined in a similar manner for the face amount under a FCR and for any increase in the face amount under such rider.

Legal Considerations Relating to Sex — Distinct Premium Payments and Benefits.   Mortality tables for the Policies generally distinguish between males and females. Thus, premiums and benefits under Policies covering males and females of the same age will generally differ.

Protective Life does, however, also offer Policies based on unisex mortality tables if required by state law. Employers and employee organizations considering purchase of a Policy should consult with their legal advisors to determine whether purchase of a Policy based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law. Upon request, Protective Life may offer Policies with unisex mortality tables to such prospective purchasers.

Monthly Administration Charges.   We deduct monthly administration charges from your Policy Value to compensate us for issue and administrative costs. For specific information regarding the monthly administration charges on the Premiere I Policy, see Appendix A.

Premiere Protector.    The Premiere Protector Policy has a monthly administrative charge of $8.00 per month in all policy years. In addition, on Policies with Face Amounts of less than $100,000 on Issued Age 0 through 39 there is a monthly administrative charge of up to $.05 per $1,000 of Initial Face Amount in Policy Years 1-20.

For the first twelve months following an increase in Face Amount on a Premiere Protector Policy, the monthly administration fee will also include an administration charge for the increase, based on the amount of the increase. The monthly administration charge for an increase is equal to a fee per $1,000 of increase in face amount, which varies depending on Issue Age, sex, and rate classification of the Insured and is set forth in your Policy. Representative administration charges per $1,000 of increase for an Insured male non-smoker at each specified Issue Age are set forth below:

Issue Age	Administrative Charge per $1,000 Increase
35	$0.81
40	0.91
45	1.05
50	1.24
55	1.48
60	1.74
65	1.73
70	1.72
75	1.72
80	1.71

Premiere Provider.    The monthly administration fee for the Premiere Provider Policy is made up of three charges. The first is a monthly administrative charge of $8.00 per month. The second is a monthly administrative charge for Initial Face Amount which is charged in Policy Years 1 through 9. The maximum monthly administration charge for Initial Face Amount is equal to $0.075 per $1,000 of Initial Face Amount. Protective Life reserves the right to charge less than the maximum charge. Accordingly, this monthly administration charge is currently equal to $0.06 per $1,000 of Initial Face Amount.

As the third component, for the first twelve months following an increase in Face Amount on a Premiere Provider Policy, the monthly administration fee will also include an administration charge for the increase, based on the amount of the increase. The monthly administration charge for an increase is equal to a fee per $1,000 of increase in face amount, which varies depending on Issue Age, sex, and rate classification of the Insured and is set forth in your Policy. Representative administration charges per $1,000 of increase for an Insured male non-smoker at each specified Issue Age are set forth below:

Issue Age		Administrative Charge per $1,000 Increase
35		$0.71
40		0.81
45		0.95
50		1.13
55		1.37
60		1.71
65		1.73
70		1.72
75	+	1.71

For specific information regarding the monthly administration charges on the Premiere I Policy, see Appendix A.

Supplemental Rider Charges.    We deduct a monthly charge from your Policy Value to cover administrative expenses for any riders as part of the Monthly Deduction. (See “Supplemental Riders and Endorsements”.)

Mortality and Expense Risk Charge.    We deduct a mortality and expense risk charge each month from your Policy Value. This charge compensates Protective Life for the mortality risk it assumes. The mortality risk is that the insureds will live for a shorter time than we project. The expense risk Protective Life assumes is that the expenses that we incur in issuing and administering the Policies and the Variable Account will exceed the amounts realized from the administrative charges assessed against the Policies.

Protective Life deducts a monthly charge from assets in the Sub-Accounts attributable to the Policies. This charge does not apply to Fixed Account assets attributable to the Policies. The maximum monthly mortality and expense risk charge to be deducted is equal to 0.075% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.90% of such amount. Protective Life reserves the right to charge less than the maximum charge. In Policy Years 11 and thereafter, the monthly mortality and expense risk charge is currently equal to 0.021% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.25% of such amount. State variations of the mortality and expense risk charge may apply.

Transfer Fee

We allow you to make 12 free transfers of Policy Value each Policy Year. However, Protective Life may charge a $25 transfer fee on any additional transfers to cover administrative expenses. If the fee is imposed, it will be deducted from the amount requested to be transferred. If an amount is being transferred from more than one Sub-Account or the Fixed Account, the transfer fee will be deducted proportionately from the amount being transferred from each.

Surrender Charges (Contingent Deferred Sales Charge)

A Surrender Charge will be deducted from your Policy Value if: (1)  the Policy is surrendered; (2) the Policy lapses at the end of a grace period or (3) the Initial Face Amount is reduced. The Surrender Charge is deducted before any Surrender Value is paid.

The purpose of the Surrender Charge is to reimburse Protective Life for some of the expenses incurred in the distribution of the Policies. Protective Life also deducts a premium expense charge for this purpose from each premium paid. (See “Premium Expense Charge”.)

Protective Life reserves the right to charge less than the maximum surrender charge.

Premiere Protector.   A surrender charge will apply to a Premiere Protector Policy during the first 10 Policy Years. The Surrender Charge varies depending on Issue Age, sex and rate class of the Insured and is set forth in your Policy. Representative Surrender Charges per $1,000 of Initial Face Amount for the first Policy Year for an Insured male non-tobacco at each specified Issue Age are set forth below. The Surrender Charge decreases over the ten-year period (after which, there is no charge).

Issue Age	Surrender Charge (First Year) per $1,000 of Initial Face Amount
30	$23.50
35	26.50
40	30.00
45	34.75
50	41.00
55	49.00
60	57.75
65	57.50
70	57.00
75	56.75
80	56.50

In the event of a decrease in the Initial Face Amount, during the first ten Policy Years, the partial Surrender Charge imposed will equal the portion of the Surrender Charge that corresponds to the percentage by which the Face Amount is reduced. The pro-rated Surrender Charge will be allocated to each Sub-Account and to the Fixed Account based on the proportion of Policy Value in each Sub-Account and in the Fixed Account. A Surrender Charge imposed in connection with a reduction in the Initial Face Amount reduces the remaining Surrender Charge that may be imposed in connection with a surrender of the Policy.

Premiere Provider.    A surrender charge will apply to a Premiere Provider Policy during the first 10 Policy Years. The Surrender Charge varies depending on Issue Age, sex and rate class of the Insured and is set forth in your Policy. Representative Surrender Charges per $1,000 of Initial Face Amount for the first Policy Year for an Insured male non-smoker at each specified Issue Age are set forth below. The Surrender Charge decreases over the ten-year period (after which, there is no charge).

Issue Age	Surrender Charge (First Year) per $1,000 of Initial Face Amount
30	$1.75
35	2.00
40	3.45
45	5.45
50	7.43
55	10.25
60	16.82
65	23.00
70	25.76
75	28.50

In the event of a decrease in the Initial Face Amount, during the first ten Policy Years, the partial Surrender Charge imposed will equal the portion of the Surrender Charge that corresponds to the percentage by which the Face Amount is reduced. The pro-rated Surrender Charge will be allocated to each Sub-Account and to the Fixed Account based on the proportion of Policy Value in each Sub-Account and in the Fixed Account. A Surrender Charge imposed in connection with a reduction in the Initial Face Amount reduces the remaining Surrender Charge that may be imposed in connection with a surrender of the Policy.

For specific information regarding the surrender charges on the Premiere I Policy, see Appendix A.

Withdrawal Charges

Protective Life will deduct an administrative charge upon a withdrawal. This charge is the lesser of 2% of the amount withdrawn or $25. This charge will be deducted from the Policy Value in addition to the amount requested to be withdrawn. See “Withdrawal Privilege” for rules for allocating the deduction.

Fund Expenses

The value of the net assets of each Sub-Account reflects the investment advisory and other expenses incurred by the corresponding Fund in which the Sub-Account invests. For further information, consult the Funds’ prospectuses.

Other Information

We sell the Policies through registered representatives of broker-dealers. These registered representatives are also appointed and licensed as insurance agents of Protective Life. We pay commissions and other compensation to the broker-dealers for selling the Policies. You do not directly pay the commissions and other compensation, we do. We intend to recover commissions and other compensation, marketing, administrative and other expenses and costs of Policy benefits through the fees and charges imposed under the Policies. See “Sales of the Policies” for more information about payments we make to the broker-dealers.

Corporate Purchasers or Eligible Groups

The Policy is available for individuals and for corporations and other institutions. For corporate or other group or sponsored arrangements, fee-only arrangements or clients of registered investment advisers purchasing one or more Policies, Protective Life may reduce the amount of the premium expense charge, monthly administration fee, or other charges where the expenses associated with the sale of the Policy or Policies or the underwriting or other administrative costs associated with the Policy or Policies are reduced. Sales, underwriting or other administrative expenses may be reduced for reasons such as expected economies resulting from a corporate purchase, a group or sponsored arrangement or arrangements, fee-only arrangements or clients of registered investment advisers.

TAX CONSIDERATIONS

The following discussion of the federal income tax treatment of the Policy is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of the Policy is unclear in certain circumstances, and a qualified tax adviser should always be consulted with regard to the application of law to individual circumstances. This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Department regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.

This discussion does not address state or local tax consequences or federal estate or gift tax consequences associated with the purchase of the Policy. In addition, PROTECTIVE LIFE MAKES NO GUARANTEE REGARDING ANY TAX TREATMENT — FEDERAL, STATE OR LOCAL — OF ANY POLICY OR OF ANY TRANSACTION INVOLVING A POLICY.

Tax Status of Protective Life

Protective Life is taxed as a life insurance company under the Code. Since the operations of the Variable Account are a part of, and are taxed with, the operations of Protective Life, the Variable Account is not separately taxed as a “regulated investment company” under the Code. Under existing federal income tax laws, Protective Life is not taxed on investment income and realized capital gains of the Variable Account, although Protective Life’s federal taxes are increased in respect of the Policies because of the federal tax law’s treatment of deferred acquisition costs. Currently, a charge for federal income taxes is not deducted from the Sub-Accounts or the Policy’s Cash Value. However, Protective Life does deduct a premium expense charge from each premium payment in all Policy Years in part to compensate us for the federal tax treatment of deferred acquisition costs. Protective Life reserves the right in the future to make a charge against the Variable Account or the Cash Values of a Policy for any federal, state, or local income taxes that we incur and determine to be properly attributable to the Variable Account or the Policy. Protective Life will promptly notify the Owner of any such charge.

Taxation of Insurance Policies

Tax Status of the Policies.    Section 7702 of the Code establishes a statutory definition of life insurance for federal tax purposes. While the requirements of the Code are complex, and limited guidance has been provided from the Internal Revenue Service (the “IRS”) or otherwise, Protective Life believes that the Policy will meet the current statutory definition of life insurance, which places limitations on the amount of premiums that may be paid and the Policy Values that can accumulate relative to the Death Benefit. As a result, the Death Benefit payable under the Policy will generally be excludable from the Beneficiary’s gross income, and interest and other income credited under the Policy will not be taxable unless certain withdrawals are made (or are deemed to be made) from the Policy prior to the Insured’s death, as discussed below. This tax treatment will only apply, however, if (1) the investments of the Variable Account are “adequately diversified” in accordance with Treasury Department regulations, and (2) Protective Life, rather than the Owner, is considered the owner of the assets of the Variable Account for federal income tax purposes.

Diversification Requirements.    The Code and Treasury Department regulations prescribe the manner in which the investments of a segregated asset account, such as the Variable Account, are to be “adequately diversified”. If the Variable Account fails to comply with these diversification standards, the Policy will not be treated as a life insurance contract for federal income tax purposes and the Owner would generally be taxed currently on the income on the contract (as defined in the tax law). Protective Life expects that the Variable Account, through the Funds, will comply with the diversification requirements prescribed by the Code and Treasury Department regulations.

Ownership Treatment.    In certain circumstances, variable life insurance contract owners may be considered the owners, for federal income tax purposes, of the assets of a segregated asset account, such as the Variable Account, used to support their contracts. In those circumstances, income and gains from the segregated asset account would be includible in the contract owners’ gross income. The IRS has stated in published rulings that a variable contract owner will be considered the owner of the assets of a segregated asset account if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets.

The ownership rights under the Policy are similar to, but different in certain respects from, the ownership rights described in certain IRS rulings where it was determined that contract owners were not owners of the assets of a segregated asset account (and thus were not currently taxable on the income and gains). For example, the Owner of this Policy has the choice of more investment options to which to allocate premium payments and Variable Account Values than were addressed in such rulings. These differences could result in the Policy Owner being treated as the owner of a portion of the assets of the Variable Account and thus subject to current taxation on the income and gains from those assets. In addition, Protective Life does not know what standards will be set forth in any further regulations or rulings which the Treasury Department or IRS may issue. Protective Life therefore reserves the right to modify the Policy as necessary to attempt to prevent Owners from being considered the owners of the assets of the Variable Account. However, there is no assurance that such efforts would be successful.

The remainder of this discussion assumes that the Policy will be treated as a life insurance contract for federal tax purposes.

Tax Treatment of Life Insurance Death Benefit Proceeds.    In general, the amount of the Death Benefit Proceeds payable from a Policy by reason of the death of the Insured is excludable from gross income under Section 101 of the Code. Certain transfers of the Policy for valuable consideration, however, may result in a portion of the Death Benefit Proceeds being taxable.

If the Death Benefit Proceeds are not received in a lump sum and are, instead, applied under either Settlement Options 1, 2, or 4, generally payments will be prorated between amounts attributable to the Death Benefit which will be excludable from the beneficiary’s income and amounts attributable to interest (accruing after the Insured’s death) which will be includible in the beneficiary’s income. If the Death Benefit Proceeds are applied under Option 3 (Interest Income), the interest credited will be currently includible in the beneficiary’s income.

Accelerated death benefits paid under this Policy upon a terminal illness generally will be excludable from income under Section 101 of the Code. Certain exceptions apply for certain business-related policies.

Tax Deferral During Accumulation Period.    Under existing provisions of the Code, except as described below, any increase in an Owner’s Policy Value is generally not taxable to the Owner unless amounts are received (or are deemed to be received) from the Policy prior to the Insured’s death. If there is a surrender of the Policy, an amount equal to the excess of the Cash Value over the “investment in the contract” will generally be includible in the Owner’s income. The “investment in the contract” generally is the aggregate premiums paid less the aggregate amount received under the Policy previously to the extent such amounts received were excludable from gross income. Whether withdrawals (or other amounts deemed to be distributed) from the Policy constitute income to the Owner depends, in part, upon whether the Policy is considered a “modified endowment contract” (“MEC”) for federal income tax purposes.

Policies Not Owned by Individuals

In the case of Policies issued to a nonnatural taxpayer, or held for the benefit of such an entity, a portion of the taxpayer’s otherwise deductible interest expenses may not be deductible as a result of ownership of a Policy even if no loans are taken under the Policy. An exception to this rule is provided for certain life insurance contracts which cover the life of an individual who is a 20-percent owner, or an officer, director, or employee, of a trade or business. Entities that are considering purchasing the Policy, or entities that will be beneficiaries under a Policy, should consult a tax advisor.

In the case of an “employer-owned life insurance contract” as defined in the tax law that is issued (or deemed to be issued) after August 17, 2006, the portion of the death benefit excludable from gross income generally will be limited to the premiums paid for the contract. However, this limitation on the death benefit exclusion will not apply if certain notice and consent requirements are satisfied and one of several exceptions is satisfied. These exceptions include circumstances in which the death benefit is payable to certain heirs of the insured or to acquire an ownership interest in a business, or where the contract covers the life of a director or an insured who is “highly compensated” within the meaning of the tax law. These rules, including the definition of an employer-owned life insurance contract, are complex, and you should consult with your advisers for guidance as to their application.

Policies That Are Not MECs

Tax Treatment of Withdrawals Generally.    If the Policy is not a MEC (described below), the amount of any withdrawal from the Policy generally will be treated first as non-taxable recovery of premium and then as income from the Policy. Thus, a withdrawal from a Policy that is not a MEC generally will not be includible in income except to the extent it exceeds the investment in the contract immediately before the withdrawal.

Certain Distributions Required by the Tax Law in the First 15 Policy Years.     As indicated above, Section 7702 of the Code places limitations on the amount of premiums that may be paid and the Policy Values that can accumulate relative to the Death Benefit. Where cash distributions are required under Section 7702 of the Code in connection with a reduction in benefits during the first 15 years after the Policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income notwithstanding the general rule described in the preceding paragraph. A reduction in benefits may result upon a decrease in the Face Amount, a change from one Death Benefit Option to the other, if withdrawals are made, and in certain other instances.

Tax Treatment of Loans.    If a Policy is not classified as a MEC, a loan received under the Policy generally will be treated as indebtedness of the Owner. As a result, no part of any loan under a Policy will constitute income to the Owner so long as the Policy remains in force. However, in those situations where the interest rate credited to the Loan Account equals the interest rate charged for the loan, it is possible that some or all of the loan proceeds may be includible in income. If a Policy lapses when a loan is outstanding, the amount of the loan outstanding will be treated as the proceeds of a surrender for purposes of determining whether any amounts are includable in the Owner’s income.

Generally, interest paid on any loans under this Policy will not be tax deductible. The non-deductibility of interest includes interest paid or accrued on indebtedness with respect to one or more life insurance policies owned by a taxpayer covering any individual who is or has been an officer or employee of, or financially interested in, any trade or business carried on by the taxpayer. A limited exception to this rule exists for certain interest paid in connection with certain “key person” insurance. In the case of interest paid in connection with a loan with respect to a Policy covering the life of any key person, interest is deductible only to the extent that the aggregate amount of loans under one or more life insurance policies does not exceed $50,000. Further, even as to such loans up to $50,000, interest would not be deductible if the Policy were deemed for federal tax purposes to be a single premium life insurance policy or, in certain circumstances, if the loans were treated as “systematic borrowing” within the meaning of the tax law. A “key person” is an individual who is either an officer or a twenty percent owner of the taxpayer. The maximum number of individuals who can be treated as key persons may not exceed the greater of (1) 5 individuals or (2)  the lesser of 5 percent of the total number of officers and employees of the taxpayer or 20 individuals. Owners should consult a tax advisor regarding the deductibility of interest incurred in connection with this Policy.

Policies That Are MECs

Characterization of a Policy as a MEC.    In general, a Policy will be considered a MEC for federal income tax purposes if (1) the Policy is received in exchange for a life insurance contract that was a MEC, or (2) the Policy is entered into on or after June 21, 1988 and premiums are paid into the Policy more rapidly than the rate defined by a “7-Pay Test”. This test generally provides that a Policy will fail this test (and thus be considered a MEC) if the accumulated amount paid under the Policy at any time during the 1st 7 Policy Years exceeds the cumulative sum of the net level premiums which would have been paid to that time if the Policy provided for paid-up future benefits after the payment of 7 level annual premiums. A material change of the Policy (as defined in the tax law) will generally result in a reapplication of the 7-Pay Test. In addition, any reduction in benefits during the 7-Pay period will affect the application of this test. Protective Life will monitor the Policies and will attempt to notify Owners on a timely basis if a Policy is in jeopardy of becoming a MEC. The Policy Owner may then request that Protective Life take whatever steps are available to avoid treating the Policy as a MEC, if that is desired.

Tax Treatment of Withdrawals, Loans, Assignments and Pledges of MECs.    If the Policy is a MEC, withdrawals from the Policy will be treated first as withdrawals of income and then as a recovery of premiums paid. Thus, withdrawals will be includible in income to the extent the Policy Value exceeds the investment in the contract. The amount of any Policy Debt will be treated as a withdrawal for tax purposes. Distributions made within two years before a failure to meet the 7-Pay Test are treated as made under a MEC. In addition, the discussion of interest on loans and of lapses while loans are outstanding under the caption “Policies That Are Not MECs” also applies to Policies which are MECs.

If the Owner assigns or pledges any portion of the Policy Value (or agrees to assign or pledge any portion), such portion will be treated as a withdrawal for tax purposes. The Owner’s investment in the contract is increased by the amount includible in income with respect to any assignment, pledge, or loan, though it is not affected by any other aspect of the assignment, pledge, or loan (including its release or repayment). Before assigning, pledging, or requesting a loan under a Policy treated as a MEC, an Owner should consult a tax advisor.

Penalty Tax.    Generally, proceeds of a surrender or a withdrawal (or the amount of any deemed withdrawal such as a loan, assignment or pledge) from a MEC are subject to a penalty tax equal to 10% of the portion of the proceeds that is includible in income, unless the surrender or withdrawal is made (1) after the Owner attains age 59 1/2, (2) because the Owner has become disabled (as defined in the tax law), or (3) as substantially equal periodic payments over the life or life expectancy of the Owner (or the joint lives or life expectancies of the Owner and his or her beneficiary, as defined in the tax law).

Aggregation of Policies.    All life insurance contracts which are treated as MECs and which are purchased by the same person from Protective Life or any of its affiliates within the same calendar year will be aggregated and treated as one contract for purposes of determining the tax on withdrawals (including deemed withdrawals). The effects of such aggregation are not always clear; however, it could affect the amount of a surrender or a withdrawal (or a deemed withdrawal) that is taxable and the amount which might be subject to the 10% penalty tax described above.

Maturity and Constructive Receipt Issues. — At the Maturity Date of the Premiere I Policy, the Surrender Value will be paid to the Owner. This payment will be taxable in the same manner as a surrender of the Policy. If the Owner elects to extend the Maturity Date (which must be done prior to the Maturity Date) and such extension is approved, it is possible that the IRS could treat the Owner as being in constructive receipt of the Cash Value when the insured reaches age 95. In the case of the Premiere Provider Policy, the IRS could similarly determine that an Owner is in constructive receipt of the Cash Value if the Cash Value equals the Death Benefit, which can occur in some instances where the Insured is age 95 or older. In either of these cases where there may be constructive receipt, an amount equal to the excess of the Cash Value over the investment in the contract could be includible in the Owner’s income at that time.

Section 1035 Exchanges. — Section 1035 of the Code provides, in certain instances, that no gain or loss will be recognized on the exchange of one life insurance policy for another life insurance policy, an endowment contract, or an annuity contract. Special rules and procedures apply to section 1035 exchanges. If you wish to take advantage of section 1035, you should consult your tax advisor.

Actions to Ensure Compliance with the Tax Law. — Protective Life believes that the maximum amount of premiums it has determined for the Policies will comply with the federal tax definition of life insurance. Protective Life will monitor the amount of premiums paid, and, if the premiums paid exceed those permitted by the tax definition of life insurance, Protective Life will immediately refund the excess premiums with interest to the extent required by the Code. Protective Life also reserves the right to increase the Death Benefit (which may result in larger charges under a Policy) or to take any other action deemed necessary to ensure the compliance of the Policy with the federal tax definition of life insurance.

Other Considerations. — Changing the Owner, exchanging the Policy, changing from one Death Benefit Option to another, and other changes under the Policy may have tax consequences (other than those discussed herein) depending on the circumstances of such change or withdrawal. Federal estate and state and local estate, inheritance and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policy Owner or beneficiary.

Federal Income Tax Withholding

Protective Life will withhold and remit to the federal government a part of the taxable portion of a surrender and withdrawal made under a Policy unless the Owner notifies Protective Life in writing and such notice is received at the Home Office at or before the time of the surrender or withdrawal that he or she elects not to have any amounts withheld. Regardless of whether the Owner requests that no taxes be withheld or whether Protective Life withholds a sufficient amount of taxes, the Owner will be responsible for the payment of any taxes including any penalty tax that may be due on the amounts received. The Owner may also be required to pay penalties under the estimated tax rules if the Owner’s withholding and estimated tax payments are insufficient to satisfy the Owner’s tax liability.

SUPPLEMENTAL RIDERS AND ENDORSEMENTS

Supplemental riders and endorsements may be available to be added to your Policy. Availability may vary by product and state. Monthly charges, if applicable, for these riders will be deducted from your Policy Value as part of the monthly deduction. (See “Monthly Deduction”.) The supplemental riders and endorsements available with the Policies provide fixed benefits that do not vary with the investment experience of the Variable Account. Please contact us for further details.

>       Terminal Illness Accelerated Death Benefit Endorsement:
Provides an accelerated death benefit for terminal illness in Policies issued on or after January 3, 2000. The endorsement provides for an accelerated death benefit payment to the Owner if the Insured has a qualifying terminal illness and all of the terms and conditions of the endorsement are met. The accelerated death benefit is based on a portion of the current Face Amount and is subject to a maximum accelerated death benefit. There is no cost or charge for the endorsement. However, a lien equal to the accelerated death benefit payment is established against the policy and accumulates interest.

             The primary impact of the lien and any accumulated interest is a reduction in the amount of the death benefit by the amount of the lien plus accumulated interest. The lien also reduces the amount available for loans and withdrawals. This endorsement is not available in all states. Consult your registered representative and review the endorsement for complete limitations, terms and conditions.

The following supplemental riders and endorsements may also be available. Please contact your registered representative for more information.

>       Children’s Term Life Insurance Rider;

>       Accidental Death Benefit Rider;

>       Disability Benefit Rider;

>       Guaranteed Insurability Rider

>       Protected Insurability Benefit Rider;

>       Flexible Coverage Rider;

>       Term Rider for Covered Insured;

>       Cash Value Accumulation Test Endorsement and

>       Policy Loan Endorsement.

EXCHANGE PRIVILEGE

The Company is offering, where allowed by law, to owners of certain existing life policies (the “Existing Life Policy” and/or “Existing Life Policies”) issued by it the opportunity to exchange such a life policy for this Policy. The Company reserves the right to modify, amend, terminate or suspend the Exchange Privilege at any time or from time to time. Owners of Existing Life Policies may, exchange their Existing Life Policies for this Policy. Owners of Existing Life Policies may also make a partial or full surrender from their Existing Life Policies and use the proceeds to purchase this Policy. All charges and deductions described in this prospectus are equally applicable to Policies purchased in an exchange. All charges and deductions may not be assessed under an Existing Life Policy in connection with an exchange, surrender, or partial surrender of an Existing Life Policy.

The Policy differs from the Existing Life Policies in many significant respects. Most importantly, the Policy Value under this Policy may consist, entirely or in part, of Variable Account Value which fluctuates in response to the net investment return of the Variable Account. In contrast, the policy values under the Existing Life Policies always reflect interest credited by the Company. While a minimum rate of interest (typically 4 or 4.5%) is guaranteed, the Company in the past has credited interest at higher rates. Accordingly, policy values under the Existing Life Policies reflect changing current interest rates and do not vary with the investment performance of a Variable Account.

Other significant differences between the Policy and the Existing Life Policies include: (1) additional charges applicable under the Policy not found in the Existing Life Policies; (2) different surrender charges; (3) different death benefits; and (4) differences in federal and state laws and regulations applicable to each of the types of policies.

A table which generally summarizes the different charges under the respective policies is as follows. For more complete details owners of Existing Life Policies should refer to their policy forms for a complete description. For more information on guaranteed charges for the Policy, see “Charges and Deductions.”

	Existing Life Policy	Premiere Protector Policy	Premiere Provider Policy
State and Local Premium Tax	None	None	None
Federal Tax Charge	None	None	None
Existing Life Policy	Premiere Protector Policy	Premiere Provider Policy
Sales Charges/Premium Expense Charge	Ranges from 0% to 12% of premium payments in all policy years. The premium expense charge can vary by age.	Currently 3% of each premium payment in all Policy Years	Currently 5% of each premium payment in all Policy Years
Administrative Fees	Ranges from $4 to $5 monthly.

$8 per month in all Policy Years; plus, a per $1,000 charge of up to $.05 depending on Issue Age in Policy Years 1-20 on Policies on Face Amounts of below $100,000; plus, if applicable, a charge per $1,000 of increase in Face Amount deducted during the 12-month period following each increase.

$8 per month in all Policy Years; plus currently $.06 per $1,000 of Initial Face Amount in Policy Years 1 through 9; plus, if applicable, a charge per $1,000 of increase in Face Amount deducted during the 12-month period following each increase.

Mortality and Expense Charges	None

A monthly charge equal to 0.075% multiplied by the Variable Account Value, which is equivalent to annual rate of 0.90% of such amount during Policy Years 1-10; in all Policy Years thereafter is equal to 0.021% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.25% of such amount. (State variations apply.)

A monthly charge equal to 0.075% multiplied by the Variable Account Value, which is equivalent to annual rate of 0.90% of such amount during Policy Years 1-10; in all Policy Years thereafter is currently equal to 0.021% multiplied by the Variable Account Value which is equivalent to an annual rate of 0.25% of such amount.

Withdrawal Charges	$25	The lesser of $25 or 2% of the withdrawal amount requested.	The lesser of $25 or 2% of the withdrawal amount requested.
Monthly Deductions

A monthly deduction consisting of: (1) cost of insurance charges (2) administrative fees (see above) and (3) any charges for supplemental riders. (applies to Existing Life Policies which are universal life plans)

		A monthly deduction consisting of: (1) cost of insurance charges (2) administrative fees (see above) (3) mortality and expense risk charge (see above) and (4) any charges for supplemental riders.	A monthly deduction consisting of: (1) cost of insurance charges; (2) administrative fees (see above); (3) mortality and expense risk charge (see above); and (4) any charges for supplemental riders.
Surrender Charges	Surrender charges vary by policy type and are incurred during a surrender charge period which ranges from 0 years up to 19 years.	A declining deferred sales charge per $1,000 of Initial Face Amount is accessed on surrenders during the first 10 Policy Years.	A declining deferred sales charge per $1,000 of Initial Face Amount is accessed on surrenders during the first 10 Policy Years.
Guaranteed Interest Rate	Ranges from 4% to 5%.	Fixed account only 3%.	Fixed account only 4%.

Effects of the Exchange Offer

1.                 The Policy will be issued to Existing Life Policy owners. Evidence of insurability may be required.

2.                 If an Existing Life Policy owner is within current issue age limits, the Owner may carry over existing riders if available with the Policy. Evidence of insurability may be required. An increase or addition of riders will require full evidence of insurability.

3.                 The Contestable and Suicide provisions in the Policy will begin again as of the effective date of the exchange, if evidence of insurability is required. If evidence of insurability is not required on the exchange, the Contestable and Suicide provisions will not begin again.

Tax Matters.   Owners of Existing Life Policies should carefully consider whether it will be advantageous to replace an Existing Life Policy with a Policy. It may not be advantageous to exchange an Existing Life Policy for a Policy (or to surrender in full or in part an Existing Life Policy and use the surrender or partial surrender proceeds to purchase a Policy.)

The Company believes that an exchange of an Existing Life Policy for a Policy generally should be treated as a nontaxable exchange within the meaning of Section 1035 of the Internal Revenue Code. A Policy purchased in exchange will generally be treated as a newly issued contract as of the effective date of the Policy. This could have various tax consequences. (See “Tax Considerations”.)

If you surrender your Existing Life Policy in whole or in part and after receipt of the proceeds you use the surrender proceeds or partial surrender proceeds to purchase a Policy it will not be treated as a non-taxable exchange. The surrender proceeds will generally be includible in income.

Owners of Existing Life Policies should consult their tax advisers before exchanging an Existing Life Policy for this Policy, or before surrendering in whole or in part their Existing Life Policy and using the proceeds to purchase this Policy.

USE OF THE POLICY

Life insurance, including variable life insurance, can be used to provide for many individual and business needs, in addition to providing a death benefit. Possible applications of a variable life insurance policy, such as this Policy include: (1) serving as vehicle for accumulating funds for a college education, (2) estate planning, (3) serving as an investment vehicle on various types of deferred compensation arrangements, (4) buy-sell arrangements, (5) split dollar arrangements, and (6) a supplement to other retirement plans.

As with any investment, using this Policy under these or other applications entails certain risks. For example, if investment performance of Sub-Accounts to which Policy Value is allocated is poorer than expected or if sufficient premiums are not paid, the Policy may lapse or may not accumulate Cash Value or Surrender Value sufficient to adequately fund the application for which the Policy was purchased. Similarly, certain transactions under a Policy entail risks in connection with the application for which the Policy is purchased. Withdrawals, Policy loans and interest paid on Policy loans may significantly affect current and future Policy Value, Cash Value, Surrender Value or Death Benefit Proceeds. If, for example, a Policy loan is taken but not repaid prior to the death of the Insured, the Policy Debt is subtracted from the Death Benefit in computing the Death Benefit Proceeds to be paid to a beneficiary.

Prior to utilizing this Policy for the above applications you should consider whether the anticipated duration of the Policy is appropriate for the application for which you intend to purchase it.

In addition, you need to consider the tax implications of using the Policy with these applications. The tax implications of using this Policy with these applications can be complex and generally are not addressed in the discussion of “Tax Considerations” below. Loans and withdrawals will affect the Policy Value and Death Benefit. There may be penalties and taxes if the Policy is surrendered, lapses, matures or if a withdrawal is made. Because of these risks, you need to carefully consider how you use this Policy. This Policy may not be suitable for all persons, under any of these applications.

STATE VARIATIONS

Any state variations in the Policy are covered in a special policy form for use in that state. The prospectus and SAI provide a general description of the Policy. Your actual policy and any endorsements or riders are the controlling documents. If you would like to review a copy of your policy and its endorsements and riders, if any, contact our Home Office or your sales representative.

SALE OF THE POLICIES

We have entered into an agreement with Investment Distributors, Inc. (“IDI”) under which IDI has agreed to distribute the Policies on a “best efforts” basis. Under the agreement, IDI serves as principal underwriter (as defined under Federal securities laws and regulations) for the Policies. IDI is a Tennessee corporation and was established in 1993. IDI, a wholly-owned subsidiary of PLC, is an affiliate of and shares the same address as Protective Life. IDI is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the NASD, Inc.

IDI does not sell Policies directly to purchasers. IDI, together with Protective Life, enters into distribution agreements with other broker-dealers, including ProEquities, Inc., an affiliate of Protective Life and IDI, (collectively, “Selling Broker-Dealers”) for the sale of the Policies. Registered representatives of the Selling Broker-Dealers sell the Policies directly to purchasers. Registered representatives of the Selling Broker-Dealers must be licensed as insurance agents by applicable state insurance authorities and appointed as agents of Protective Life in order to sell the Policies.

We pay commissions and additional asset-based compensation to Selling Broker-Dealers through IDI. IDI does not retain any commission payment or other amounts as principal underwriter for the Policies. However, we may pay some or all of IDI’s operating and other expenses.

We paid the following aggregate dollar amounts to IDI in commissions and additional asset-based compensation relating to sales of our variable life policies, including the Policies. IDI did not retain any of these amounts.

Fiscal Year Ended	Amount Paid to IDI
December 31, 2004	$6,270,136
December 31, 2005	$6,820,941
December 31, 2006	$8,101,216

We offer the Policy on a continuous basis. While we anticipate continuing to offer the Policies, we reserve the right to discontinue the offering at any time.

Selling Broker-Dealers

We pay commissions and may provide some form of non-cash compensation to all Selling Broker-Dealers in connection with the promotion and sale of the Policies. A portion of any payments made to Selling Broker-Dealers may be passed on to their registered representatives in accordance with their internal compensation programs. We may use any of our corporate assets to pay commissions and other costs of distributing the Policies, including any profit from the mortality and expense risk charge. Commissions and other incentives or payments described below are not charged directly to Policy owners or the Variable Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policies.

Compensation Paid to All Selling Broker-Dealers.   We pay commissions as a percentage of initial and subsequent premium payments at the time we receive them, as a percentage of Policy Value on an ongoing basis, or a combination of both. Registered representatives may be paid commissions by their selling firms on Policies they sell based on premiums paid in amounts up to approximately 105% of a targeted first year premium payment. A targeted first year premium payment is approximately equal to your minimum initial premium on an annual basis. For premiums paid in the first Policy Year which exceed this targeted amount, registered representatives may receive up to 5.0% on premiums in excess of target. For premiums received during Policy Years two through ten, the registered representatives may be paid up to 4.0% on premiums. After the first ten Policy Years registered representatives may be paid up to 1.00% on premiums received and .25% on unloaned Policy Value. In the normal course of business, we may also provide non-cash compensation in connection with the promotion of the Policies, including conferences and seminars (including travel, lodging and meals in connection therewith), and items of relatively small value, such as promotional gifts, meals, or tickets to sporting or entertainment events.

The registered representative who sells you the Policy typically receives a portion of the compensation we pay to his or her Selling Broker-Dealer, depending on the agreement between the Selling Broker-Dealer and your registered representative and the Selling Broker-Dealer’s internal compensation program. These programs may include other types of cash and non-cash compensation and other benefits. If you would like information about what your registered representative and the Selling Broker-Dealer for whom he or she works may receive in connection with your purchase of a Policy, please ask your registered representative.

Additional Compensation Paid to Selected Selling Broker-Dealers.   In addition to ordinary commissions and non-cash compensation, we may pay additional asset-based compensation in the form of marketing allowances and “revenue sharing” to selected Selling Broker-Dealers. These payments are made through IDI. These payments may be (1) additional amounts as a percentage of premium payments and/or premiums we receive on our variable insurance products, and (2) additional “trail” commissions, which are periodic payments as a percentage of the contract and policy values or variable account values of our variable insurance products. Some or all of these additional asset-based compensation payments may be conditioned upon the Selling Broker-Dealer producing a specified amount of new premium payments and/or premiums and/or maintaining a specified amount of contract and policy value with us.

The Selling Broker-Dealers to whom we pay additional asset-based compensation provide preferential treatment with respect to our products in their marketing programs. Preferential treatment of our products by a Selling Broker-Dealer may include any or all of the following: (1) enhanced marketing of our products over non-preferred products; (2) increased access to the Selling Broker-Dealer’s registered representatives; and (3) payment of higher compensation to registered representatives for selling our products than for selling non-preferred products.

In 2006, we paid additional asset-based compensation to the Selling Broker-Dealers Edward Jones, A.G. Edwards, UBS and Raymond James in connection with the sale of our variable insurance products. Some of these payments were substantial.

These additional asset-based compensation arrangements are not offered to all Selling Broker-Dealers. These arrangements are designed to specially encourage the sale of our products (and/or our affiliates’ products) by such Selling Broker-Dealers. The prospect of receiving, or the receipt of, additional asset-based compensation may provide Selling Broker-Dealers and/or their registered representatives with an incentive to favor sales of our variable insurance products over other variable insurance products (or other investments) with respect to which a Selling Broker-Dealer does not receive additional compensation, or received lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the Policies. If you would like information about what your registered representative and the Selling Broker-Dealer for whom he or she works may receive in connection with your purchase of a Policy, please ask your registered representative.

We may also pay to selected Selling Broker-Dealers, including those listed above as well as others, additional compensation in the form of (1) payments for participation in meetings and conferences that include presentations about our products (including the Policies), and (2) payments to help defray the costs of sales conferences and educational seminars for the Selling Broker-Dealers’ registered representatives.

Arrangements with Affiliated Selling Broker-Dealer. In addition to the ordinary commissions and non-cash compensation that we pay to all Selling Broker-Dealers, including ProEquities, Inc., we or our parent company, Protective Life Corporation, pay some of the operating and other expenses of ProEquities, Inc., such as paid-in-capital and certain overhead expenses. Additionally, employees of ProEquities, Inc., may be eligible to participate in various employee benefit plans offered by Protective Life Corporation.

LEGAL PROCEEDINGS

Protective Life and its subsidiaries, like other insurance companies, in the ordinary course of business are involved in some class action and other lawsuits, or alternatively in arbitration. In some class action and other lawsuits involving insurance companies, substantial damages have been sought and material payments have been made. Although the outcome of any litigation or arbitration cannot be predicted, Protective Life believes that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on Protective Life’s or the Variable Account’s financial position.

ARBITRATION

The Policy provides that any controversy, dispute or claim by any Owner(s), Insured, or beneficiary (a “claimant”) arising out of insurance provided under the Policy will be submitted to binding arbitration pursuant to the Federal Arbitration Act. Arbitration is binding upon any claimant as well as on Protective Life and may not be set aside in later litigation except upon the limited circumstances set forth in the Federal Arbitration Act. Arbitration expenses are borne by the losing party or in such proportion as the arbitrator(s) shall decide. Consult the Policy for additional information. This provision does not appear in Policies issued in certain states.

FINANCIAL STATEMENTS

Our financial statements and the financial statements of the Variable Account are contained in the Statement of Additional Information (“SAI”). Our financial statements only have bearing upon our ability to meet our obligations under the Policies. For a free copy of the SAI, please call or write to us at our Home Office.

GLOSSARY

“We”, “us”, “our”, “Protective Life”, and “Company”
Refer to Protective Life Insurance Company. “You” and “your” refer to the person(s) who have been issued a Policy.

Attained Age
The Insured’s age as of the nearest birthday on the Policy Effective Date, plus the number of complete Policy Years since the Policy Effective Date.

Cancellation Period
Period shown in the Policy during which the Owner may exercise the cancellation privilege and return the Policy for a refund.

Cash Value
Policy Value minus any applicable Surrender Charge.

CIR
The Term Rider for Covered Insured.

Death Benefit
The amount of insurance provided under the Policy used to determine the Death Benefit Proceeds.

Death Benefit Option
One of two options that an Owner may select for the computation of Death Benefit Proceeds. Face Amount (Option A, Level), or Face Amount Plus Policy Value (Option B, Increasing).

Death Benefit Proceeds
The amount payable to the Beneficiary if the Insured dies while the Policy is in force. It is equal to the Death Benefit plus any death benefit under any rider to the Policy less (1) any Policy Debt (2) any liens for payments made under an accelerated death benefit rider or endorsement plus accrued interest and (3) less any unpaid Monthly Deductions if the Insured dies during a grace period.

Face Amount
A dollar amount selected by the Owner and shown in the Policy on the Policy Specifications Page or Supplemental Policy Specifications Page.

FCR
The Flexible Coverage Rider.

Fixed Account
Part of Protective Life’s general account to or from which Policy Value may be transferred and into which Net Premiums may be allocated under a Policy.

Fixed Account Value
The Policy Value in the Fixed Account.

Fund
A separate investment portfolio of an open-end management investment company or unit investment trust in which a Sub-Account invests.

Home Office
2801 Highway 280 South, Birmingham, Alabama 35223.

Initial Face Amount
The Face Amount on the Policy Effective Date.

Insured
The person whose life is covered by the Policy.

Issue Age
The Insured’s age as of the nearest birthday on the Policy Effective Date.

Issue Date
The date the Policy is issued.

Lapse
Termination of the Policy at the expiration of the grace period while the Insured is still living.

Loan Account
An account within Protective Life’s general account to which Fixed Account Value and/or Variable Account Value is transferred as collateral for Policy loans.

Maturity Date
The date shown in the Premiere I Policy on which the Owner(s) will be paid the Surrender Value, if any, provided the Insured is still living. It is the Policy Anniversary nearest the Insured’s 95th birthday.

Minimum Monthly Premium
For Policies issued on Insured’s Issue Age through 80 (75 for Premiere Provider and Premiere I), the cumulative minimum amount of premium payments (net of any Policy Debt or withdrawals) that must be paid in order for the Policy’s lapse protection to remain in effect.

Monthly Anniversary Day
The same day in each month as the Policy Effective Date.

Monthly Deduction
The fees and charges deducted monthly from the Fixed Account Value and/or Variable Account Value as described on the Policy Specifications Page of the Policy.

Net Premium
A premium payment minus the applicable premium expense charges.

Policy Anniversary
The same day and month in each Policy Year as the Policy Effective Date.

Policy Debt
The sum of all outstanding policy loans plus accrued interest.

Policy Effective Date
The date shown in the Policy as of which coverage under the Policy begins.

Policy Value
The sum of the Variable Account Value, the Fixed Account Value, and the Loan Account Value.

Policy Year
Each period of twelve months commencing with the Policy Effective Date and each Policy Anniversary thereafter.

Sub-Account
A separate division of the Variable Account established to invest in a particular Fund.

Sub-Account Value
The Policy Value in a Sub-Account.

Surrender Charge
A contingent deferred sales charge deducted from the Policy Value if the Policy is surrendered, Lapses, or the Initial Face Amount is decreased during the first 10 Policy Years (Premiere Provider and Premiere Protector) or the first 14 Policy Years (Premiere I).

Surrender Value
The Cash Value minus any outstanding Policy Debt and any liens for payments made under an accelerated death benefit rider or endorsement plus accrued interest.

Valuation Day
Each day the New York Stock Exchange and the Home Office are open for business except for a day that a Sub-Account’s corresponding Fund does not value its shares.

Valuation Period
The period commencing with the close of regular trading on the New York Stock Exchange on any Valuation Day and ending at the close of regular trading on the New York Stock Exchange on the next succeeding Valuation Day.

Variable Account
Protective Variable Life Separate Account, a separate investment account of Protective Life to and from which Policy Value may be transferred and into which Net Premiums may be allocated.

Variable Account Value
The sum of all Sub-Account Values.

Written Notice
A notice or request submitted in writing in a form satisfactory to Protective Life and received at the Home Office via U.S. postal service or nationally recognized overnight delivery service.

STATEMENT OF ADDITIONAL INFORMATION

Appendix A

Information Regarding the Premiere I Policy

While Pages 2 through 61 of this prospectus set forth basic information regarding the Premiere Protector, Premiere Provider and Premiere I Policies, Appendix A of this prospectus describes features specific to the Premiere I Policy. For more complete information on the Premiere I Policy this Appendix A should be read in conjunction with the full prospectus.

FEE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Premiere I Policy. If the amount of a charge depends on the personal characteristics of the Insured, then the fee table lists the minimum and maximum charges we assess under the Policy, and the fees and charges of a representative Insured with the characteristics set forth in the table. These charges may not be typical of the charges you will pay.

The first table describes the fees and expenses that you will pay at the time that you pay premiums, surrender the Policy, allow the Policy to Lapse, decrease the Initial Face Amount, transfer Policy Value among the Sub-Accounts and to and from the Fixed Account, and make withdrawals.

Premiere I
Transaction Fees
Charge	When Charge is Deducted	Amount Deducted — Maximum Guaranteed Charge	Amount Deducted — Current Charge
Premium Expense Charge:
Sales Charge	Upon receipt of each premium payment	2.75% of each premium payment in Policy Years 1 through 10; 0.75% in Policy Years 11 and thereafter	2.75% of each premium payment in Policy Years 1 through 10; 0.75% in Policy Years 11 and thereafter
Federal Tax Charge	Upon receipt of each premium payment	1.25% of each premium payment in all Policy Years	1.25% of each premium payment in all Policy Years
Premium Tax Charge	Upon receipt of each premium payment	2.25% of each premium payment in all Policy Years	2.25% of each premium payment in all Policy Years
Contingent Deferred Sales Charge:(1)
Minimum and Maximum Charge	At the time of any surrender, Lapse, or decrease in the Initial Face Amount during the first 14 Policy Years

In Policy Years 1 through 6, 27% of the aggregate amount of premiums paid during the first Policy Year including premiums for any riders; Surrender Charge percentage decreases by 3% each Policy Year in Policy Years 7 through 14.

In Policy Years 1 through 6, 27% of the aggregate amount of premiums paid during the first Policy Year including premiums for any riders; Surrender Charge percentage decreases by 3% each Policy Year in Policy Years 7 through 14.

(1)   The actual amount of the contingent deferred sales charge will vary depending upon the total premiums paid by an individual during the first Policy Year since contingent deferred sales charges are a fixed percentage of first year premiums.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted — Maximum Guaranteed Charge	Amount Deducted — Current Charge
Transfer Fee:(2)	Upon each transfer in excess of 12 in a Policy Year	$25 per transfer	$25 per transfer
Withdrawal Charge:	At the time of each withdrawal of Policy Value	The lesser of 2.0% of the amount withdrawn or $25	The lesser of 2.0% of the amount withdrawn or $25

The next table describes the fees and expenses that you will pay periodically during the time that you own the Premiere I Policy, not including the Funds’ fees and expenses.

Periodic Charges Other Than Series Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted — Maximum Guaranteed Charge	Amount Deducted — Current Charge
Cost of Insurance:(3)
Minimum and Maximum Charge	On the Policy Effective Date and each Monthly Anniversary Day	$0.06 - $44.68 per $1,000 of net amount at risk	$0.03 - $42.25 per $1,000 of net amount at risk
Charge for a 41 year old male in the nonsmoker underwriting class during the first Policy Year	On the Policy Effective Date and each Monthly Anniversary Day	$0.21 per $1,000 of net amount at risk	$0.21 per $1,000 of net amount at risk
Mortality and Expense Risk Charge:	On the Policy Effective Date and each Monthly Anniversary Day	0.075% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.90% of such amount

0.075% multiplied by the Variable Account Value for Policy Years 1-10 which is equivalent to an annual rate of 0.90% of such amount; 0.021% multiplied by the Variable Account Value in Policy Years 11 and thereafter which is equivalent to an annual rate of 0.25% of such amount

(2)   Protective Life currently does not assess the transfer fee.

(3)   Cost of insurance charges vary based on individual characteristics such as the Insured’s Issue Age, sex and rate (i.e., underwriting) class, the number of years that the Policy has been in force, and the net amount at risk on either the Policy Effective Date or the applicable Monthly Anniversary Date. The charge generally increases with the Issue Age. The cost of insurance charges shown in the table may not be typical of the charges you will pay. Your Policy’s specification page  will indicate the guaranteed cost of insurance charges applicable to your Policy, and more detailed information concerning your cost of insurance charges is available on request from our Home Office. Also, before you purchase the Policy, you may request personalized illustrations of hypothetical future benefits under the Policy based upon the Issue Age, sex and rate classification of the Insured, and the Face Amount, planned premiums, and riders requested. This charge has been rounded to the nearest hundredth. Please see “Charges and Deductions” for additional information.

Periodic Charges Other Than Series Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted — Maximum Guaranteed Charge	Amount Deducted — Current Charge
Standard Administrative Charge:	On the Policy Effective Date and each Monthly Anniversary Day	$33.00 per month during the first Policy Year; $8 per month during each Policy Year thereafter	$31.00 per month during the first Policy Year; $6 per month during each Policy Year thereafter
Administrative Charge For Face Amount Increases:
Minimum and Maximum Charge	On the Effective Date of the increase and the subsequent 11 Monthly Anniversary Days	$0.08 - $0.56 per $1,000 of any increase in Face Amount	$0.08 - $0.56 per $1,000 of any increase in Face Amount
Charge for a 41 year old male in the nonsmoker underwriting class	On the Effective Date of the increase and the subsequent 11 Monthly Anniversary Days	$0.16 per $1,000 of any increase in Face Amount	$0.16 per $1,000 of any increase in Face Amount
Net Cost of Loans(4)	On each Policy Anniversary, as applicable(5)	2.00% (annually) in Policy Years 1 through 10; 0% in Policy Years 11 and thereafter	2.00% in Policy Years 1 through 10; 0% in Policy Years 11 and thereafter
Supplemental (Optional) Rider Charges:(6)
Children’s Term Life Insurance Rider	On the Effective Date and on each Monthly Anniversary Day	$0.45 per $1,000 of rider coverage amount	$0.45 per $1,000 of rider coverage amount

(4)   The Net Cost of Loans is the difference between the amount of interest we charge you for a loan and the amount of interest we credit based upon the amount in your Loan Account.

(5)   As long as a loan is outstanding, loan interest must be paid in arrears on each Policy Anniversary or, if earlier, on the date of loan repayment, lapse, surrender, termination, or the Insured’s death.

(6)   Charges for most of the riders vary based on the Insured’s Issue Age, sex and underwriting class, the number of years that the Policy has been in force, and the net amount at risk. Charges based on actual age generally increase as the Insured ages. The rider charges shown in the table may not be typical of the charges you will pay. Your Policy’s specifications page will indicate the rider charges applicable to your Policy, and more detailed information concerning these rider charges is available on request from our Home Office.

Periodic Charges Other Than Series Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted — Maximum Guaranteed Charge	Amount Deducted — Current Charge
Accidental Death Benefit Rider	On the Effective Date and on each Monthly Anniversary Day	$0.08 - $0.16 per $1,000 of rider coverage amount	$0.08 - $0.16 per $1,000 of rider coverage amount
Minimum and Maximum Charge
Charge for a 38 year old male	On the Effective Date and on each Monthly Anniversary Day	$0.08 per $1,000 of rider coverage amount	$0.08 per $1,000 of rider coverage amount
Disability Benefit Rider
For riders issued on or after 7/1/98:
Minimum and Maximum Charge	On the Effective Date and on each Monthly Anniversary Day	$1.50 - $24.23 per $100 of rider coverage amount	$1.50 - $24.23 per $100 of rider coverage amount
Charge for a 36 year old male	On the Effective Date and on each Monthly Anniversary Day	$2.70 per $100 of rider coverage amount	$2.70 per $100 of rider coverage amount
For riders issued before 7/1/98:
Minimum and Maximum Charge	On the Effective Date and on each Monthly Anniversary Day	$0.50 - $14.30 per $100 of rider coverage amount	$0.50 - $14.30 per $100 of rider coverage amount
Charge for a 42 year old male	On the Effective Date and on each Monthly Anniversary Day	$1.20 per $100 of rider coverage amount	$1.20 per $100 of rider coverage amount
Guaranteed Insurability Rider
Minimum and Maximum Charge	On the Effective Date and on each Monthly Anniversary Day	$0.02 - $0.16 per $1,000 of rider coverage amount	$0.02 - $0.16 per $1,000 of rider coverage amount
Charge for a 32 year old male in the nonsmoker underwriting class	On the Effective Date and on each Monthly Anniversary Day	$0.02 per $1,000 of rider coverage amount	$0.02 per $1,000 of rider coverage amount
Protected Insurability Benefit Rider
Minimum and Maximum Charge	On the Effective Date and on each Monthly Anniversary Day	$0.03 - $0.13 per $1,000 of rider coverage amount	$0.03 - $0.13 per $1,000 of rider coverage amount
Charge for a 2 year old female	On the Effective Date and on each Monthly Anniversary Day	$0.03 per $1,000 of rider coverage amount	$0.03 per $1,000 of rider coverage amount

Periodic Charges Other Than Series Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted — Maximum Guaranteed Charge	Amount Deducted — Current Charge
Term Rider for Covered Insured(7)
Minimum and Maximum Charge	On the Effective Date and on each Monthly Anniversary Day	$0.06 - $38.28 per $1,000 of rider coverage amount	$0.02 - $29.18 per $1,000 of rider coverage amount
Charge for a 41 year old male in the preferred underwriting class during the first Policy Year	On the Effective Date and on each Monthly Anniversary Day	$0.21 per $1,000 of rider coverage amount	$0.16 per $1,000 of rider coverage amount

(7)   This charge has been rounded to the nearest hundredth. Please contact your registered representative for additional information.

Maturity Benefits

The Maturity Date on the Premiere I Policy is the Policy Anniversary nearest the Insured’s 95th birthday. If the Policy is still in force on the Maturity Date, the Maturity Benefit will be paid to the Owner. The Maturity Benefit is equal to the Surrender Value on the Maturity Date. There will be income tax consequences on the Maturity Date. You may request a change in Maturity Date on the Premiere I Policy, subject to Protective Life’s approval. To elect a change in Maturity Date will have income tax consequences. (See “Tax Considerations”.)

Changing the Death Benefit Options and Decreasing the Face Amount.    The Face Amount of a Premiere I Policy after any change in Death Benefit Option or decrease in Face Amount must be at least $50,000 (standard smoker or standard nonsmoker class), or $100,000 (preferred class). See the prospectus for more information about changing your Death Benefit Option and decreasing the Face Amount of your Policy.

Additional Coverage from Term Rider for Covered Insured (CIR).    An owner may also obtain additional insurance coverage on the Insured of a Policy by purchasing a CIR at the time the Policy is issued (or later, subject to availability and additional underwriting). The CIR is available to an Insured of a Premiere I Policy. Limitations on the amount of such coverage may apply. A CIR increases the Death Benefit under the Policy by the face amount of the rider. The face amount of the CIR does not vary with the investment experience of the Variable Account (see “Supplemental Riders”). In addition, a CIR may be canceled separately from the Policy (i.e., it can be canceled without causing the Policy to be canceled or to Lapse). The cost of insurance charge for the CIR will be deducted from the Policy Value as part of the Monthly Deduction (see “Monthly Deduction — Cost of Insurance Charge under a CIR”). No additional surrender or premium expense charge is assessed in connection with a CIR.

Owners may increase or decrease the face amount of a CIR separately from the Face Amount of a Policy. Likewise, the Face Amount of a Policy may be increased or decreased without affecting the face amount of a CIR. Since no surrender charge is assessed in connection with a decrease of face amount under a CIR, such a decrease may be less expensive than a decrease in Face Amount of the Policy if the Face Amount decrease would be subject to a surrender charge. On the other hand, continuing coverage on such an increment of Face Amount may have a cost of insurance charge that is higher than the same increment of face amount under the CIR. Owners should consult their sales representative before deciding whether to decrease the Face Amount or CIR face amount.

Owners should consult their sales representative when deciding whether to purchase a CIR.

Special Transfer Privilege

During the first 24 policy months following the Policy Effective Date, the Owner of a Premiere I Policy may exercise a one-time Special Transfer Privilege by requesting that all Variable Account Value be transferred to the Fixed Account. Exercise of the Special Transfer Privilege does not count toward the 12 transfers that are permitted each Policy Year without imposition of a transfer fee, and is not subject to a transfer fee. Unless the Owner specifies otherwise, all subsequent Net Premiums are allocated to the Fixed Account after the exercise of the Special Transfer Privilege. Owners may, however, change this allocation by subsequent written notice received by Protective Life at the Home Office.

Policy Loans-Interest

On the Premiere I Policy, Protective Life charges interest daily on any outstanding loan at the following effective annual rates:

Loan Interest Rates
Type of Policy	Current Charge	Guaranteed Charge	Current Carry-Over Loan Charge	Guaranteed Carry-Over Loan Charge
Premiere I
Policy Years 2-10	6.0%	6.0%	N/A	N/A
Policy Years 11 and greater	4.0%	4.0%	N/A	N/A

Interest will accrue daily on any outstanding loan, and is considered part of Policy Debt. Interest is due and payable at the end of each Policy Year. We will notify you of the amount due. If interest is not paid when due, the amount of the interest is added to the principal amount of the loan.

The Loan Account is credited with an effective annual interest rate of not less than 4.0%. Protective Life determines the rate of interest to be credited to the Loan Account in advance of each calendar year. The rate, once determined, is applied to the calendar year which follows the date of determination. On each Policy Anniversary, the interest earned on the Loan Account since the previous Policy Anniversary is transferred to the Sub-Accounts and to the Fixed Account. The interest is transferred and allocated to the Sub-Accounts and the Fixed Account in the same proportion that Net Premiums are allocated. The difference between the rate of interest charged on borrowed money and the rate credited on the Loan Account is the net cost of the loan. The net cost of loans is set forth in the table below.

Net Cost of Loans
Type of Policy	Current Charge	Guaranteed Charge	Current Carry-Over Loan Charge	Guaranteed Carry-Over Loan Charge
Premiere I
Policy Years 2-10	2.0%	2.0%	N/A	N/A
Policy Years 11 and greater	0.0%	0.0%	N/A	N/A

See the prospectus for more information about Policy loans.

Lapse Protection.    For the Premiere I Policy, this provision remains in effect during the first 10 Policy Years, if the Insured’s Issue Age is 0 through 64, or during the first 5 Policy Years, if the Insured’s Issue Age is 65 through 69. The Policy’s lapse protection does not apply to Premiere I Policies covering Insureds with an Issue Age of 70 or above. See the prospectus for more information about the lapse protection provision.

Charges and Deductions

Premium Expense Charges

Premium expense charges for the Premiere I Policy currently consist of a sales charge, a charge for federal taxes and a premium tax charge.

Sales Charge.    Protective Life deducts a sales charge from each premium payment. This charge is 2.75% of each premium in Policy Years 1 through 10, and 0.75% of each premium in Policy Years 11 and thereafter. The Sales Charge is deducted from a premium before allocating the Net Premium to the Policy Value. An additional sales charge is deducted on surrender of a Policy during the first fourteen Policy Years. (See “Surrender Charge”.) The Sales Charges partially compensate Protective Life for the expenses of selling and distributing the Policies, including paying sales commissions, printing prospectuses, preparing sales literature and paying for other promotional activities.

Federal Tax Charge.    Protective Life also deducts a charge for federal taxes from each premium paid. This charge is 1.25% of all premiums paid in all Policy Years and compensates Protective Life for its federal income tax liability resulting from Section 848 of the Internal Revenue Code. The amount of this charge, which may be increased or decreased, is reasonable in relation to Protective Life’s increased federal tax burden under Section 848 resulting from the receipt of premiums under the Policies.

Other Taxes.    Currently a charge for federal income taxes is not deducted from the Variable Account or the Policy’s Cash Value. The Company reserves the right in the future to make a charge to the Variable Account or the Policy’s Cash Value for any federal, state or local income taxes that the Company incurs that it determines to be properly attributable to the Variable Account or the Policies. We will notify you promptly of any such charge.

Premium Tax Charge.    A 2.25% charge for state and local premium taxes is also deducted from each Premium. The state and local premium tax charge reimburses Protective Life for premium taxes associated with the Policies. Protective Life expects to pay an average state and local premium tax rate of approximately 2.25% of premiums for all states.

Cost of Insurance Rates.    For the Premiere I Policy, Protective Life currently places Insureds in the following rate classes, based on underwriting: Standard Smoker (ages 15-75) or Standard Nonsmoker (ages 0-75), or Preferred Nonsmoker (ages 18-75), and substandard rate classes, which involve a higher mortality risk than the Standard Smoker or Standard Nonsmoker classes. See the prospectus for more information about the cost of insurance rates.

Cost of Insurance Charge Under a CIR.    The cost of insurance charge is determined in a similar manner for the face amount under a CIR and for any increase in the face amount under such rider.

Monthly Administration Charges.    The monthly administration fee for the Premiere I Policy is a flat charge of $31 per month during the first Policy Year (guaranteed not to exceed $33 per month), and $6 per month during each Policy Year thereafter (guaranteed not to exceed $8 per month). In addition, for the first twelve months following the effective date of an increase in Face Amount, the monthly administration fee will also include an administration charge for the increase, based on the amount of the increase. The administration charge for an increase is equal to a fee per $1,000 of increase in face amount, and is set forth in your Policy. Representative administration charges per $1,000 of increase are set forth below for male nonsmoker Insureds at each specified Issue Age:

Issue Age	Administrative Charge per $1,000 Increase
35	0.11
40	0.14
45	0.16
50	0.20
55	0.24
60	0.29
65	0.35
70	0.43
75+	0.45

Surrender Charges.    A surrender charge will apply to a Premiere I Policy during the first 14 Policy Years. The surrender charge for the Initial Face Amount is equal to the Surrender Charge Percentage as identified below for the Policy Year in which the surrender or reduction in Initial Face Amount occurs, multiplied by the aggregate amount of premiums made in Policy Year 1, including premiums for any riders. The Surrender Charge Percentage in Policy Years 1 through 6 is equal to 27%, as shown below.

After the sixth completed Policy Year, the Surrender Charge Percentage decreases by 3% each Policy Year in accordance with the following table.

Surrender During Policy Year	Surrender Charge Percentage
1 - 6	27%
7	24%
8	21%
9	18%
10	15%
11	12%
12	9%
13	6%
14	3%
15	0%

After the 14th Policy Year, there is no surrender charge for the Initial Face Amount.

In no event will the surrender charge exceed the Maximum Surrender Charge (expressed in dollars), which is set forth in the Policy. The Maximum Surrender Charge is equal to 27% of a SEC Guideline Annual Premium. The SEC Guideline Annual Premium is a hypothetical level amount that would be payable through the Maturity Date for the benefits provided under the Policy, assuming cost of insurance rates equal to those guaranteed in the Policy, net investment earnings under the Policy at an effective annual rate of 5%, and sales and other charges imposed under the Policy.

If the Initial Face Amount is decreased during the first 14 Policy Years, the surrender charge imposed will equal the portion of the total surrender charge that corresponds to the percentage by which the Initial Face Amount is decreased.

For more information regarding other charges and deductions on the Premiere I Policy, see the prospectus.

Appendix B

Examples of Death Benefit Computations for the Premiere Protector and Premiere Provider Policies Under Options A and B

Option A Example.   For purposes of this example, assume that the Insured’s Attained Age is between 0 and 40 and that there is no outstanding Policy Debt or liens. Under Option A, a Policy with a $100,000 Face Amount will generally pay $100,000 in Death Benefits. However, because the Death Benefit must be equal to or be greater than 250% of the Policy Value, any time that the Policy Value exceeds $40,000, the Death Benefit will exceed the $100,000 Face Amount. Each additional dollar added to Policy Value above $40,000 will increase the Death Benefit by $2.50. A Policy with a $100,000 Face Amount and a Policy Value of $50,000 will provide Death Benefit of $125,000 ($50,000 x 250%); a Policy Value of $60,000 will provide a Death Benefit of $150,000 ($60,000 x 250%); a Policy Value of $70,000 will provide a Death Benefit of $175,000 ($70,000 x 250%).

Similarly, so long as Policy Value exceeds $40,000, each dollar taken out of Policy Value will reduce the Death Benefit by $2.50. If, for example, the Policy Value is reduced from $45,000 to $40,000 because of partial surrenders, charges, or negative investment performance, the Death Benefit will be reduced from $112,500 to $100,000. If at any time, however, the Policy Value multiplied by the Face Amount percentage is less than the Face Amount, the Death Benefit will equal the current Face Amount of the Policy.

The Face Amount percentage becomes lower as the Insured’s Attained Age increases. If the Attained Age of the Insured in the example above were, for example, 50 (rather than between 0 and 40), the specified amount factor would be 185%. The Death Benefit would not exceed the $100,000 Face Amount unless the Policy Value exceeded approximately $54,055 (rather than $40,000), and each dollar then added to or taken from the Policy Value would change the life insurance proceeds by $1.85 (rather than $2.50).

Option B Example.   For purposes of this example, assume that the Insured’s Attained Age is between 0 and 40 and that there is no outstanding Policy Debt or liens. Under Option B, a Policy with a Face Amount of $100,000 will generally provide a Death Benefit of $100,000 plus Policy Value. Thus, for example, a Policy with a Policy Value of $10,000 will have a Death Benefit of $110,000 ($100,000 + $10,000); a Policy Value of $20,000 will provide a Death Benefit of $120,000 ($100,000 + $20,000). The Death Benefit, however, must be at least 250% of the Policy Value. As a result, if the Policy Value exceeds $66,666, the Death Benefit will be greater than the Face Amount plus Policy Value. Each additional dollar of Policy Value above $66,666 will increase the Death Benefit by $2.50. A Policy with a Face Amount of $100,000 and a Policy Value of $70,000 will provide a Death Benefit of $175,000 ($70,000 x 250%); a Policy Value of $80,000 will provide a Death Benefit of $200,000 ($80,000 x 250%).

Similarly, any time Policy Value exceeds $66,666, each dollar taken out of Policy Value will reduce the Death Benefit by $2.50. If, for example, the Policy Value is reduced from $80,000 to $75,000 because of partial surrenders, charges, or negative investment performance, the Death Benefit will be reduced from $200,000 to $187,500. If at any time, however, Policy Value multiplied by the Face Amount percentage is less than the Face Amount plus the Policy Value, then the Death Benefit will be the current Face Amount plus Policy Value of the Policy.

The Face Amount percentage becomes lower as the Insured’s Attained Age increases. If the Attained Age of the Insured in the example above were, for example, 50 (rather than under 40), the Face Amount factor would be 185%. The amount of the Death Benefit would be the sum of the Policy Value plus $100,000 unless the Policy Value exceeded $117,647 (rather than $66,666), and each dollar then added to or taken from the Policy Value would change the Death Benefit by $1.85 (rather than $2.50).

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TABLE OF FACE AMOUNT PERCENTAGES

Attained Age	Percentage	Attained Age	Percentage	Attained Age	Percentage	Attained Age	Percentage
0-40	250%	50	185%	60	130%	70	115%
41	243%	51	178%	61	128%	71	113%
42	236%	52	171%	62	126%	72	111%
43	229%	53	164%	63	124%	73	109%
44	222%	54	157%	64	122%	74	107%
45	215%	55	150%	65	120%	75-90	105%
46	209%	56	146%	66	119%	91	104%
47	203%	57	142%	67	118%	92	103%
48	197%	58	138%	68	117%	93	102%
49	191%	59	134%	69	116%	94	101%
						95+	100%

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Appendix C

Examples of Death Benefit Computations for the Premiere I Policy Under Options A and B

Option A Example.    For purposes of this example, assume that the Insured’s Attained Age is between 0 and 40 and that there is no outstanding Policy Debt or liens. Under Option A, a Policy with a $50,000 Face Amount will generally pay $50,000 in Death Benefits. However, because the Death Benefit must be equal to or be greater than 250% of the Policy Value, any time that the Policy Value exceeds $20,000, the Death Benefit will exceed the $50,000 Face Amount. Each additional dollar added to Policy Value above $20,000 will increase the Death Benefit by $2.50. A Policy with a $50,000 Face Amount and a Policy Value of $30,000 will provide Death Benefit of $75,000 ($30,000 x 250%); a Policy Value of $40,000 will provide a Death Benefit of $100,000 ($40,000 x 250%); a Policy Value of $50,000 will provide a Death Benefit of $125,000 ($50,000 x 250%).

Similarly, so long as Policy Value exceeds $20,000, each dollar taken out of Policy Value will reduce the Death Benefit by $2.50. If, for example, the Policy Value is reduced from $25,000 to $20,000 because of partial surrenders, charges, or negative investment performance, the Death Benefit will be reduced from $62,500 to $50,000. If at any time, however, the Policy Value multiplied by the Face Amount percentage is less than the Face Amount, the Death Benefit will equal the current Face Amount of the Policy.

The Face Amount percentage becomes lower as the Insured’s Attained Age increases. If the Attained Age of the Insured in the example above were, for example, 50 (rather than between 0 and 40), the specified amount factor would be 185%. The Death Benefit would not exceed the $50,000 Face Amount unless the Policy Value exceeded approximately $27,028 (rather than $20,000), and each dollar then added to or taken from the Policy Value would change the life insurance proceeds by $1.85 (rather than $2.50).

Option B Example.    For purposes of this example, assume that the Insured’s Attained Age is between 0 and 40 and that there is no outstanding Policy Debt or liens. Under Option B, a Policy with a Face Amount of $50,000 will generally provide a Death Benefit of $50,000 plus Policy Value. Thus, for example, a Policy with a Policy Value of $5,000 will have a Death Benefit of $55,000 ($50,000 + $5,000); a Policy Value of $10,000 will provide a Death Benefit of $60,000 ($50,000 + $10,000). The Death Benefit, however, must be at least 250% of the Policy Value. As a result, if the Policy Value exceeds $33,333, the Death Benefit will be greater than the Face Amount plus Policy Value. Each additional dollar of Policy Value above $33,333 will increase the Death Benefit by $2.50. A Policy with a Face Amount of $50,000 and a Policy Value of $40,000 will provide a Death Benefit of $100,000 ($40,000 x 250%); a Policy Value of $60,000 will provide a Death Benefit of $150,000 ($60,000 X 250%).

Similarly, any time Policy Value exceeds $33,333, each dollar taken out of Policy Value will reduce the Death Benefit by $2.50. If, for example, the Policy Value is reduced from $40,000 to $35,000 because of partial surrenders, charges, or negative investment performance, the Death Benefit will be reduced from $100,000 to $87,500. If at any time, however, Policy Value multiplied by the Face Amount percentage is less than the Face Amount plus the Policy Value, then the Death Benefit will be the current Face Amount plus Policy Value of the Policy.

C-1

The Face Amount percentage becomes lower as the Insured’s Attained Age increases. If the Attained Age of the Insured in the example above were, for example, 50 (rather than under 40), the Face Amount factor would be 185%. The amount of the Death Benefit would be the sum of the Policy Value plus $50,000 unless the Policy Value exceeded $58,824 (rather than $33,333), and each dollar then added to or taken from the Policy Value would change the Death Benefit by $1.85 (rather than $2.50).

TABLE OF FACE AMOUNT PERCENTAGES

Attained Age	Percentage	Attained Age	Percentage	Attained Age	Percentage	Attained Age	Percentage
0-40	250%	50	185%	60	130%	70	115%
41	243%	51	178%	61	128%	71	113%
42	236%	52	171%	62	126%	72	111%
43	229%	53	164%	63	124%	73	109%
44	222%	54	157%	64	122%	74	107%
45	215%	55	150%	65	120%	75-90	105%
46	209%	56	146%	66	119%	91	104%
47	203%	57	142%	67	118%	92	103%
48	197%	58	138%	68	117%	93	102%
49	191%	59	134%	69	116%	94	101%
						95+	100%

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Appendix D

Annual Fund Operating Expenses:

This table shows the minimum and maximum total operating expenses deducted from the total net assets of the Funds during the fiscal year ended December 31, 2006. This table includes not only the minimum and maximum total operating expenses for the Funds currently available for investment, but also includes the following Funds which currently hold assets relating to the Policies but are no longer available for additional investment (as of the dates provided below):

Calvert Variable Series, Inc.	Social Small Cap Growth Portfolio	January 1, 2001
	Social Balanced Portfolio	May 1, 2002
Van Eck Worldwide Insurance Trust	Worldwide Real Estate Fund	January 1, 2001

Expenses of the Funds may be higher or lower in the future. More detail concerning each Fund’s fees and expenses is contained in the prospectus for each Fund.

RANGE OF EXPENSES FOR THE FUNDS
	Minimum		Maximum
Total Annual Fund Operating Expenses	0.20%	-	1.45	%*
(total of all expenses that are deducted from fund assets, including management fees, 12b-1 fees, and other expenses)

*   The range of Total Annual Fund Operating Expenses shown here does not take into account contractual and voluntary arrangements under which the Funds’ advisers currently reimburse Fund expenses or waive fees. Please see the prospectus for each Fund for more information about that Fund’s expenses.

D-1

The Funds

Sub-Accounts that are no longer available for additional investment under the Policies invest in the following Funds. Each Fund is an investment portfolio of one of the following investment companies: Calvert Variable Series, Inc., managed by Calvert Group, Ltd. and Van Eck Worldwide Insurance Trust, managed by Van Eck Associates Corporation.

Calvert Variable Series, Inc.

Social Small Cap Growth Portfolio.

This Fund seeks to provide long-term capital appreciation by investing primarily in equity securities of companies that have small market capitalizations and that meet the Fund’s investment and social criteria.

Social Balanced Portfolio.

This Fund seeks to achieve a competitive total return through an actively managed portfolio of stocks, bonds, and money market instruments, which offer income and capital growth opportunity and which satisfy the investment and social criteria.

Van Eck Worldwide Insurance Trust

Worldwide Real Estate Fund.

This Fund seeks to maximize return by investing in equity securities of domestic and foreign companies that own significant real estate or assets that principally are engaged in the real estate industry.

Note: Owners may not allocate additional premium or transfer Policy Value to these Sub-Accounts.

D-2

To learn more about the Policy, you should read the SAI dated the same date as this prospectus. The SAI contains more detailed information about the Policy than is contained in this Prospectus. The Table of Contents for the SAI appears on the last page of this prospectus. Personalized illustrations of Death Benefits, Cash Value, and Policy Values are available without charge. For a free copy of the SAI, to receive personalized illustrations, and to request other information about the Policy please contact the Institutional Distribution Group at the toll-free telephone number shown on the cover. To request an SAI by mail, please tear off, complete and return this form to Protective Life’s Institutional Distribution Group customer service at the address shown on the cover.

The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about us and the Policy. Information about us and the Policy (including the SAI) may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, NE, Washington, DC 2059-0102. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.

Please send me a free copy of the SAI for the Protective Premiere Protector/Premiere Provider/Premiere I.

Name:

Address:

City, State, Zip:

Daytime Telephone Number:

Investment Company Act of 1940 Registration File No. 811-7337